EXHIBIT 99.p



                              EXHIBIT 23(p)(16)(20)
                                 CODE OF ETHICS
(AEGON USA INVESTMENT MANAGEMENT, INC., C.A.S.E. MANAGEMENT, INC., THE DREYFUS CORPORATION, GABELLI ASSET MANAGEMENT, INC., GREAT COMPANIES, L.L.C., NWQ INVESTMENT MANAGEMENT COMPANY, INC., SALOMON BROTHERS ASSET MANAGEMENT INC)


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                                 CODE OF ETHICS
                      AEGON USA INVESTMENT MANAGEMENT, INC.

I.   INTRODUCTION

     AEGON USA Investment Management, Inc. ("ADVISER") is a registered investment adviser. In recent years, the personal securities practices of investment advisers to investment companies have come under increased regulatory scrutiny by the Securities and Exchange Commission. Investment advisers and their personnel owe clients the highest duty of trust and fair dealing and must place their clients' interests ahead of their own. Investment adviser personnel, when making investment decisions for themselves, may not place their personal interests ahead of the client's interests. Accordingly, conflicts of interest can arise when certain investment adviser personnel (E.G., those who may have knowledge of impending client transactions) buy and sell securities for their personal accounts ("PERSONAL INVESTMENT ACTIVITIES").

     Section l7(j) of the Investment Company Act of 1940 (the "1940 ACT") and rule 17j-1 thereunder are intended to address the potential conflicts arising from the personal investment activities of investment company personnel, including the company's investment adviser. Rule 17j-1, in relevant part, (a) prohibits an investment adviser and its affiliated persons (E.G., officers, directors, employees) from engaging in fraudulent acts in connection with their personal transactions in securities held or to be acquired by the investment company, (b) requires the investment adviser to adopt a code of ethics reasonably designed to prevent their "access persons" (generally, personnel that are involved in the portfolio management process) from engaging in fraudulent acts, and (c) requires access persons to report their personal securities transactions. The Adviser, as an investment adviser to investment companies, is subject to the 1940 Act and therefore adopted this code of ethics (the "CODE").

     Because of the recent scrutiny on personal investment activities, the Investment Company Institute, a national association for the investment company industry, has recommended investment companies and their advisers adopt various measures in their particular code of ethics to obviate the conflicts, to prevent and detect any abusive practices, and to preserve the confidence of investors. The Adviser has amended its Code to reflect substantially the institute's recommendations.

     In amending its Code, the Adviser has given considerable thought to developing a Code which would not inhibit unnecessarily responsible personal investment by professional investment personnel. The Adviser believes that personal investment experience over time can lead to better performance of the individual's professional investment responsibility. Accordingly, the Code is intended to permit personal investment, subject to reasonable restrictions designed to address the concerns of possible conflicts of interests and to preclude any overreaching.

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You should note that this Code is applicable to all employees and members of the
Adviser's board of directors, unless otherwise indicated below. The Code addresses personal transactions in securities within the context of section
17(j) and rule 17j-l of the 1940 Act. The Code does not encompass all possible areas of potential liability under the federal securities laws, including the 1940 Act. For instance, the federal securities laws preclude investors from trading on the basis of material, nonpublic information or communicating this information in breach of a fiduciary duty ("insider trading" or "tipping").
Other provisions of the 1940 Act also address transactions involving investment companies and their affiliated persons (such as the investment adviser) which may involve fraud or raise other conflict issues. For example, section 17(a) of the 1940 Act generally prohibits sales or purchases of securities or other property between a registered investment company and an affiliated person and section 17(e) prohibits an affiliated person of a registered investment company, acting as agent, from receiving from any source any compensation (other than regular salary from the registered investment company) for the purchase or sale of any property to or for such company. Accordingly, persons covered by this Code are advised to seek advice before engaging in any transactions other than the purchase or redemption of fund shares or the regular performance of their normal business duties if the transaction directly or indirectly involves themselves and one or more of the clients.

II.  DEFINITION OF TERMS

          A. "ACCESS PERSON" means any director, officer, general partner, or advisory person of the Adviser.

          B. "ADVISER" means AEGON USA Investment Management, Inc.

          C. "ADVISORY PERSON" means (i) an employee of the Adviser or of any company in a control relationship to the Adviser who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by an Investment Company, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (ii) any natural person in a control relationship to the Adviser who obtains information concerning recommendations made to an Investment Company with regard to the purchase or sale of a security.

          D. A security is "BEING CONSIDERED FOR PURCHASE OR SALE" when a recommendation to purchase or sell a security has been made and communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

          E ."BENEFICIAL OWNERSHIP" shall be interpreted in the same manner as it would be under rule 16a-l(a)(2) of the Securities Exchange Act of 1934 (the "EXCHANGE ACT") in determining whether a person has beneficial ownership of a security for purposes of section 16 of the Exchange Act and the rules and regulations thereunder. In this regard, beneficial ownership will be deemed to exist if a person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has a direct or indirect pecuniary interest in the securities (I.E., an opportunity, directly or indirectly, to profit or share in any profit derived from a


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     transaction in the securities). Under this definition, beneficial ownership by a person includes securities held by members of a person's immediate family sharing the same household.

          F. "CONTROL" shall have the same meaning as that set forth in Section 2(a)(9) of the 1940 Act.

          H. "INVESTMENT COMPANY" means a company registered under the 1940 Act for which the Adviser is the investment adviser.

          I. "INVESTMENT PERSONNEL" means (a) any Portfolio Manager and (b) security analysts, traders and other employees who provide information and advice to a Portfolio Manager or who help execute the Portfolio Manager's decision.

          J. "PORTFOLIO MANAGER" means those employees entrusted with the authority and responsibility to make investment decisions affecting an Investment Company.

          N. "PURCHASE OR SALE OF A SECURITY" includes, INTER ALIA, the writing of an option to purchase or sell a security.

          O. "REVIEW OFFICER" shall mean the President of AEGON USA Investment Management, Inc. or his designated representative.

          P. "SECURITY" shall have the meaning set forth in Section 2(a)(36) of the 1940 Act, except that it shall not include shares of registered open-end investment companies, securities issued by the Government of the United States, short-term debt securities which are "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act, bankers' acceptances, bank certificates of deposit, commercial paper and such other money market instruments as designated by the Review Officer.

III. STATEMENT OF GENERAL PRINCIPLES

          A. The Code is based on the principle that the officers, directors, and employees of Adviser owe a fiduciary duty to our clients to conduct their personal securities transactions in a manner which does not interfere with client portfolio transactions or otherwise take unfair advantage of their relationship to the clients.(1) In light of this fiduciary obligation, personal investment activities of Access persons are subject to the following general principles:

          1. No Access person shall enter into or engage in a security transaction, business activity, or other relationship which may result in any financial or other conflict of interest

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1    Persons covered by this Code must adhere to its general principles as well as comply with the Code's specific provisions. It bears emphasis that technical compliance with the Code's procedures will not automatically insulate from scrutiny trades that show a pattern of abuse of the individual's fiduciary duties to the clients.


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between such person and any client;

          2. No personal investment activities by an Access person shall conflict with the duty to place the interests of clients before any personal interests;

          3. All personal investment activities shall be conducted consistent with the requirements and standards set forth in this Code in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust;

          4. No Access person shall, directly or indirectly, take inappropriate advantage of his or her position with any client. This principle includes, but is not limited to, the following:

               a. No Access person in a fiduciary relationship with respect to a portfolio shall profit, directly or indirectly, due to his or her position with respect to such portfolio. A person who learns about any corporate opportunity due to their position may not take advantage of and profit from such corporate opportunity.

               b. No Access person shall accept any special favors, benefits or preferential treatment due to his or her fiduciary relationship with any portfolio, except for the usual and ordinary benefits directly provided by the Adviser or any portfolio managed thereby.

               c. No Access person shall release any information regarding actual or contemplated securities transactions by any portfolio or any actual or proposed portfolio changes, except in the performance of employment duties, or in connection with any official report or disclosure which makes such information public knowledge.

IV.  EXEMPTED TRANSACTIONS

     The provisions of Section V of this Code shall not apply to:

               A. Purchases or sales of securities effected in any account over which the Access person has no direct or indirect influence or control.

               B. Purchases or sales of securities which are not eligible for purchase or sale by an Investment Company.

               C. Purchases or sales of securities which are nonvolitional on the part of either the Access person or an Investment Company (e.g., purchases through dividend reinvestment plans, transactions in corporate mergers, stock splits, tender offers).

               D. Purchases effected upon the exercise of rights issued by an issuer PRO RATA to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

               E. Purchases or sales of securities issued by companies with market capitalization of


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     at least $1 billion. Please note the fiduciary principles outlined above still apply.

          F. De minimis purchases and sales of securities. A de minimis purchase or sale means a securities transaction involving 100 shares or less issued by the same issuer per year. Please note the fiduciary obligations outlined above still apply.

          G. Purchases or sales which receive the prior approval of the Review Officer to exempt the transaction. The Review Officer may grant an exception from one or more provisions of the Code only after careful consideration of the proposed transacti6n or activity, the potential conflicts it may raise, and whether it is consistent with the objectives and spirit of the Code.

     V.   RESTRICTIONS ON PERSONAL INVESTING

          The Advisor has adopted the following substantive restrictions to guard against the most likely cases in which conflicts occur.

          A. Access persons shall not purchase or sell, directly or indirectly, any security in which he or she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which to his or her actual knowledge at the time of such purchase or sale (a) is being considered for purchase or sale by an Investment Company; or (b) is being purchased or sold by an Investment Company.

               Without limiting the generality of the foregoing, (a) no Portfolio Manager may purchase or sell any security within seven (7) calendar days before and after any portfolio of an Investment Company which he or she manages trades in that security, and (b) no Access person shall purchase or sell any security on the same day there is a pending buy or sell order in that security by any of Investment Companies advised by the Adviser. Any profits realized on trades within the prescribed periods will be disgorged.

          B. Investment Personnel shall not acquire any securities in an initial public offering, unless such person has received approval from the Review Officer.

          C. Investment Personnel shall not acquire any securities in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to section 4(2) of the Act, unless the person has received written approval by the Review Officer. In granting such approval, the Review Officer will take into account, among other things, whether the investment opportunity should be reserved for Investment Companies and whether the opportunity is being offered to an individual by virtue of his or her position with the Adviser. Any person authorized to acquire securities in a private placement must disclose such investment if he or she is involved in any manner with a client's subsequent consideration of an investment in the same or an affiliated issuer. In such circumstances, the decision to purchase securities of the issuer for the Investment Company will be subject to independent review by a designated Access person with no personal interest in the issuer.

          D. Investment Personnel shall not purchase and sell, or sell and purchase, the same


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     equivalent) securities within sixty (60) calendar days, without prior written approval of the Review Officer. In granting such approval, the Review Officer shall determine that no abuses are involved and the equities of the situation strongly support an exception. Approval, however, is not required for exchange-traded options that are purchased to establish a bona fide hedge position on securities held over 60 days, or for futures or options on U.S. bonds, treasuries or notes. Any profits realized on short-term trades in violation of this provision may be disgorged.

VI.  RESTRICTIONS ON GIFTS AND SERVICES AS A DIRECTOR

     A. Investment Personnel may not receive any gift or other thing of more than de minimis value from any person or entity that does business with or on behalf of any client.

     B. Investment Personnel shall not serve on the boards of directors of publicly traded companies without prior written authorization from the Review Officer. In granting such authorization, the Review Officer shall determine that the board service would be consistent with the interests of Investment Companies and their shareholders. If board service is authorized, the Review Officer shall establish appropriate "Chinese Walls" or other procedures to isolate the person serving on the board from those making investment decisions as to securities of any such company.

VII. COMPLIANCE PROCEDURES

          The Adviser must not only adopt a Code, but must implement and enforce its provisions effectively. Accordingly, the Adviser has adopted the following compliance measures:

          A.   Pre-clearance

          Access persons must receive prior approval of their personal investment transactions in securities, as defined above, from the Review Officer. Such authorization will be effective for five business days. The pre-clearance requirement shall not apply to the Exempted Transactions listed in Section IV.

          B.   Reporting Requirements

          1. All Access persons must disclose a listing ("personal holdings report") of all securities directly or indirectly beneficially owned by the Access person at the time he or she becomes an access person. The personal holdings report must be filed with the Review Officer within 10 days of the event that causes the employee to become an Access person and thereafter must submit a revised list of such holdings as of December 31 of each subsequent year to the Review Officer (E.G., hiring, promotion, or change of position). The reports required hereunder shall provide the title, CUSIP number (if any), number of shares, principal amount with respect to each security, the price the transaction was effected, the name of the broker, dealer, bank or other entity with or through whom the transaction was effected, the date of the transaction and the date the report was signed.


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          2. No later than 10 days after the end of a calendar quarter, each access person must report to the Review Officer all accounts opened during the quarter in which securities or limited offerings were held for the direct or indirect benefit of the Access Person. Specifically, the Access Person must report:

          a. the name of the broker, dealer, bank or other entity with whom the account was opened

          3. Every Access person must direct his or her broker to supply to the Review Officer duplicate copies of confirmations of all transactions in securities in which the Access person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership in the security, and copies of periodic statements for all securities accounts.

               Such confirmations must be provided not later than 10 days after the end of the calendar quarter in which the transaction to which the confirmation relates was effected and shall contain the following information:

               a. The date of the transaction, the title, CUSIP number (if any) and the number of shares, and the principal amount of each security involved;

               b. The nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

               c. The price at which the transaction was effected; and

               d. The name of the broker, dealer or bank with or through whom the transaction was effected.

                    If the confirmation statement or account statement does not contain all the information required above and the information has not otherwise been supplied to the Review Officer, the Access person shall submit a report within the above time period providing the missing information. In addition, in the event the broker is unable to supply the confirmations, such as the Schwab discretionary account with Adviser's 401(k) program, the employee must file a report containing the information and within the time period specified above.

          4. Notwithstanding subsection B, no person shall be required to file a report with respect to transactions effected for any account over which such person does not have any direct or indirect influence or control.

          C. Certifications

          1. Each new employee will be given the Code upon becoming an employee. Within ten (10) days thereafter, the employee must file a report with the Review Officer or other designated person that he or she has read the Code and understands that he or she is subject to the Code's provisions.


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          2. All Access Persons will be required to certify on an annual basis that they: (a) have read and understood the Code, (b) recognize that they are subject to the Code, and (c) have complied with the requirements of the Code and disclosed or reported all personal securities transactions required thereunder.

          D. Monitoring Procedures

          The Review Officer or other designated personnel will monitor the personal investment activities of Access persons. The Review Officer or other designated persons shall review the reports and confirmations filed by each Access person. In monitoring these transactions, the reviewer may also, among other things,

          1. Compare preclearance logs and confirmation statements for discrepancies;

          2. Compare preclearance logs and confirmation statements with Investment Company transactions to determine if any potential conflict existed;

          3. Compare preclearance logs and confirmation statements of employees in the same department or brokerage statements of different employees who use the same broker;

          4. Compare annual reports of personal holdings with Investment Company transactions during the same 12-month period;

          5. Notify immediately an employee of an apparent discrepancy or potential conflict, request a written explanation, report the apparent discrepancy or potential conflict to senior management, and take corrective action if necessary;

          6. Provide continuing education programs to remind employees of the importance of the Code provisions and to provide a special opportunity to ask questions; and

          7. Review the Code on a regular basis and update the Code and its procedures as necessary.

VIII. SANCTIONS

Upon discovering a violation of this Code, the Adviser may impose such sanctions as it deems appropriate, including, INTER ALIA, a letter of censure, suspension, termination of the employment, or criminal referral of the violator. All material violations of this Code shall be referred to senior management to determine the appropriate sanction. To the extent practicable, the referral will not disclose the employee's identity unless otherwise requested by the employee. The employee will have the opportunity to submit a written statement in either anonymous or disclosed form. The employee may be represented by counsel at any time the employee's supervisor makes a presentation with respect to an employee.


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IX.  RECORDS

         The Adviser shall maintain records in the manner and to the extent set forth below, which records shall be available for examination of representatives of the Securities and Exchange Commission.

1. A copy of this Code and any other code which is, or at any time with the past six years has been, in effect shall be preserved;

2. A record of any violation of this Code, and of any action taken as a result of such violation, shall be preserved for a period of not less than six years;

3. A copy of each report made by an Access Person pursuant to this Code shall be preserved for a period of not less than six years; and

4. A list of all persons who are, or within the past six years have been, required to make reports pursuant to this Code shall be maintained.

5. A list of personnel who are, or within the past six years have been Review Officers shall be maintained.

X.   MISCELLANEOUS

1. All reports of securities transactions and any other information filed with the Adviser pursuant to this Code shall be treated as confidential.

2. The Adviser may from time to time adopt such interpretations of this Code as it deems appropriate.

3. The Review Officer shall prepare a report to the Advisers Board of Directors, upon request, as to the operation of this Code and shall address in any such report the need (if any) for further changes or modifications to this Code.


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                            C.A.S.E. MANAGEMENT, INC.

                                 CODE OF ETHICS
                                 --------------

I.   PREAMBLE

     The officers, directors, employees and other affiliated persons (as that term is defined in the Investment Company Act of 1940) of C.A.S.E. Management, Inc. (the "Advisor") will in varying degrees participate in or be aware of decisions made to implement the investment policies of certain registered investment companies (hereinafter sometimes referred to individually as the "Fund" and collectively as the "Funds"). The relationship thus created mandates adherence to the highest standards of conduct and integrity by each and every director, officer, employee and other affiliate of the Advisor. The establishment of high standards of behavior is intended to prevent any intentional or unintentional transgression, while not unnecessarily interfering with the privacy and freedom of the individuals concerned.

II.  SCOPE

     It is intended that all investments or investment practices involving a possible conflict of interest will be avoided so as to prevent any impairment of a person's ability to be disinterested in making investment decisions and any use for the benefit of a personal account (as hereinafter defined) of information relating to transactions being effected on behalf of or to be recommended to any of the Funds.

III. APPLICABILITY

     Except as otherwise provided in Section VI hereof, the provisions of this Code shall apply to all access persons (as hereinafter defined) of the Advisor.

IV.  DEFINITIONS

     A. "Access Person" shall mean any director, officer or advisory person of the Advisor who, with respect to any of the Funds, makes any recommendation or decision regarding the purchase or sale of a security by any of the Funds, or participates in the determination of such a recommendation or decision; or who, in connection with his or her duties, obtains any information concerning such securities recommendations or decision.

     B.   "Act" shall mean the Investment Company Act of 1940.

     C.   "Advisory Person" of the Advisor shall mean:

          (i) Any employee of the Advisor (or of any company in a control relationship to the Advisor) who, in connection with his or her regular functions or duties, makes participates in, or obtains information regarding the purchase or sale of


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               a security by any of the Funds, or whose functions relate to the making of any recommendations or decisions with respect to such purchases or sales; and

          (ii) Any natural person in a control relationship to the Advisor who obtains information concerning recommendations made to any of the Funds or decisions with regard to the purchase or sale of a security for any of the Funds.

     D. "Beneficial Ownership" of securities by any person subject to this Code shall mean a direct or indirect pecuniary interest in the security. A "direct pecuniary interest" is the opportunity, directly or indirectly, to profit, or to share the profit, from a transaction. An "indirect pecuniary interest" is any nondirect financial interest, but is specifically defined in the Rules to include securities held by members of a person's immediate family sharing the same household; securities held by a partnership of which a person is a general partner; securities held by a trust of which a person is the settlor if the person can revoke the trust, or a beneficiary if the person has or shares investment control with the trustee; and equity securities which may be acquired upon exercise of an option or other right, or through conversion."

     E. "Control" shall have the same meaning as that set forth in Section 2(a)(9) of the Act.

     F.   "Personal Account" of any person subject to this Code shall mean:

          (i)  Accounts as to which such person has beneficial ownership;

          (ii) Accounts of any of other individual or entity whose accounts are managed or controlled by or through such person; and

          (iii) Accounts of any other individual or entity to whom such person gives advice with regard to the acquisition or disposition of securities, other than any of the Funds; provided, however, that the term "personal account" shall not be construed in a manner which would impose a limitation or restriction upon the normal conduct of business by directors, officers, employees and affiliates of the Advisor.

     G. "Purchase or sale of a security" shall include, among other things, the writing of an option to purchase or sell a security.

     H.   "SEC" shall mean the Securities and Exchange Commission.

     I. "Security" shall have the meaning set forth in Section 2(a)(36) of the Act, except that it shall not include securities issued by the Government of the United States, bankers' acceptances, bank certificates of deposit, commercial paper and shares of registered open-end investment companies.


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     J.   "Security held or to be acquired by any of the Funds" shall mean any security which, within the most recent 15 days:

          (i)  Is or has been held by any of the Funds, or

          (ii) Is being of has been considered by any of the Funds or the Advisor for purchase by any of the Funds.

V.   STANDARDS OF CONDUCT

     A. CONFLICT OF INTEREST - GENERAL RULE. In any matter involving both the personal account of a person to whom this Code is applicable and securities held or to be acquired by any of the Funds, the person subject to this Code shall resolve any known or reasonably to be anticipated conflict of interest in favor of the Funds. All investments or investment practices involving a possible conflict of interest shall be avoided in order to prevent any impairment of an access person's ability to be disinterested in making investment decisions and any use of information as to possible actions being or to be recommended to any of the Funds for the benefit of a personal account. It is anticipated that because of the breadth of the Funds' portfolios, many types of investments will be under regular consideration. However, since most investments for personal accounts will be of modest size and not likely to influence the market price, the Advisor deems it unnecessarily restrictive to prohibit all purchases and sales in all such securities at any time that they are contemplated for purchase or sale or are the subject of a program for purchase or disposition by any of the Funds.

          In connection with direct or indirect purchase or sale of a security held or to be acquired by any of the Funds for a personal account no person to whom this Code is applicable shall:

          (i) Employ any device, scheme or artifice to defraud any of the Funds;

          (ii) Make to any of the Funds any untrue statement of a material fact or omit to state to any of the Funds a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

          (iii) Engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any of the Funds; or

          (iv) Engage in any manipulative practice with respect to any of the Funds.


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B.   PROHIBITED TRANSACTIONS

     1. REPORTS. Written reports relating to a particular activity or to an industry prepared for the Advisor's or any of the Funds' use shall not go outside the office without written permission of the President of the Advisor or an officer designated by him.

     2. NEW ISSUES. Officers and employees of the Advisor shall observe great caution in purchasing new issues, particularly those reputed to be in short supply.

     3. GIFTS AND OTHER BENEFITS. No officer or employee of the Advisor shall accept a gift from a person doing business with any of the Funds if receipt of the gift may adversely affect the business judgment of the officer or employee. This is not meant to constrain normal meetings with brokers, hosted by them, which the officer or employee believes will benefit the Funds.

     4. DISCLOSURE OF MATERIAL POSITIONS OR RECENT TRADING. At no time may any access person recommend or authorize the holding, purchase or sale of any security by any of the Funds without first disclosing the existence of any material (in relationship to personal financial circumstances) position (long or short) in such security held by, or recent trading in such security by, any personal account of such access person. Such disclosure shall be made to the President of the Advisor or an officer designated by him.

VI.  REPORTING REQUIREMENTS

     A. REQUIREMENT. Except as otherwise provided herein, every access person of the Advisor shall make a report containing the information described in Section VI(B) hereof to the President of the Advisor or an officer designated by him with respect to transactions in any security in which such access person has, or by reason of such transaction acquires, any beneficial ownership. The Advisor shall identify all access persons who are under a duty to make such reports and shall inform such persons of such duty.

     B. REPORT. Each report in the form attached hereto as Exhibit A required to be made hereunder shall be delivered to the President of the Advisor or an officer designated by him not later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected.

          Such reports will be received regularly by the President of the Advisor or an officer designated by him on behalf of the Advisor. Any such report may contain a statement that the report shall not be construed as an admission by the person making such report that he has any direct or indirect beneficial ownership in the security. If required by law, the report will also be available for inspection by the SEC staff, but will otherwise be afforded confidential treatment.

     C. EXCEPTION. Notwithstanding Paragraph VI(A) hereof, no person shall be required to make a report with respect to transactions effected for any account over which such person does not have any direct or indirect influence or control.

VII. SANCTIONS. Violations of this Code or any section hereof shall be grounds for appropriate sanctions, including dismissal. All material violations of this Code and any sanctions imposed with respect thereto shall be reported periodically to the Boards of Directors or Trustees of the Funds.

VIII. INTERPRETATIONS AND EXCEPTIONS. Any questions regarding the applicability, meaning or administration of the Code shall be referred by the person concerned in advance of any contemplated transaction to the President of the Advisor or to an officer designated by him. Exemptions will be granted (in addition to those pursuant to Section VI hereof) by said officer if, in his judgement, the obligation of the person involved pursuant to this Code of Ethics is not compromised.

IX. ACCEPTANCE. Each person to whom this Code is applicable shall receive a copy of same. Any amendments to this Code shall be similarly furnished to each person to whom this Code is applicable. Each officer and employee of the Advisor to whom this Code is applicable shall sign a statement that he or she has read this Code and will abide by it. The signed statement shall then be kept in the files of the Advisor. A form of the statement is attached hereto as Exhibit B.

X. RECORDS. This code, a copy of each report by an access person, any report hereunder to the Boards of Directors or Trustees of the Funds and lists of all persons required to make reports shall be preserved with the Advisor's records for the period required by Rule 17j-1 of the Act.

XI. EFFECTIVE DATE. The provisions of this Code shall be effective on and after August 17, 1992, and amendments shall become effective when promulgated.

                                    EXHIBIT A

                            C.A.S.E. MANAGEMENT, INC.

                          Securities Transaction Report

                 For the Calendar Quarter Ended _______________
                                               (mo. / day / yr.)


To C.A.S.E. Management, Inc., the Investment Advisor to certain registered investment companies.

         During the quarter referred to above, the following transactions were effected in securities of which I had, or by reason of such transaction acquired, direct or indirect beneficial ownership, and which are required to be reported pursuant to the Code of Ethics:

                            Number of                          Nature of                      Broker/dealer
                            Shares of         Dollar          Transaction                        or Bank
              Date of       Principal       Amount of      (Purchase) Sale,                   Through Whom
Security    Transaction       Amount       Transaction           Other            Price         Effected







This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) other transactions not required to be reported and (iii) is not an admission that I have had any direct or indirect beneficial ownership in the securities listed above.

Date:                                       Signature: ________________________

                                    EXHIBIT B

                           STATEMENT RE CODE OF ETHICS

                            C.A.S.E. MANAGEMENT, INC.

         The undersigned hereby certifies that he or she has read and will abide by the Code of Ethics dated as of August 17, 1992, or as subsequently amended, and that he or she knows such failure may constitute a violation of federal and state securities laws and regulations which may subject him or her to civil liabilities and criminal penalties. The undersigned acknowledges that failure to observe the provisions of said Code shall be basis for any appropriate sanction, including dismissal.




Date:                                         Signature: _______________________

CONFIDENTIAL INFORMATION AND
SECURITIES TRADING POLICY

CONTENTS
                                                                                                                               Page
--------------------------------------------
INTRODUCTION                                         ............................................................................ 1
PART I
APPLICABLE TO ALL ASSOCIATES

                                                     SECTION ONE
                                                     CONFIDENTIAL INFORMATION.................................................... 2
                                                     -Types of Confidential Information.......................................... 2
                                                     -Rules for Protecting Confidential Information.............................. 3
                                                     -Supplemental Procedures.................................................... 4

                                                     SECTION TWO
                                                     INSIDER TRADING AND TIPPING................................................. 5
                                                     -Legal Prohibitions......................................................... 5
                                                     -Mellon's Policy............................................................ 6

                                                     SECTION THREE
                                                     RESTRICTIONS ON THE FLOW OF INFORMATION
                                                     WITHIN MELLON (THE "CHINESE WALL").......................................... 7
                                                     -Rules for Maintaining the Chinese Wall..................................... 7
                                                     -Reporting Receipt of Material Nonpublic Information........................ 8
                                                     -Functions "Above the Wall"................................................. 9
                                                     -Supplemental Procedures.................................................... 9

                                                     SECTION FOUR
                                                     RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES...........................10
                                                     -Beneficial Ownership.......................................................11

                                                     SECTION FIVE
                                                     RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES............................12

                                                     SECTION SIX
                                                     CLASSIFICATION OF ASSOCIATES................................................14
                                                     -Insider Risk Associate.....................................................14
                                                     -Investment Associate.......................................................15
                                                     -Other Associate............................................................15

PART II
APPLICABLE TO INSIDER
RISK ASSOCIATES ONLY                                 ............................................................................16
                                                     -Prohibition on Investments in Securities of Financial
                                                       Services Organizations....................................................16
                                                     -Conflict of Interest.......................................................17
                                                     -Preclearance for Personal Securities Transactions..........................17
                                                     -Personal Securities Transactions Reports...................................19
                                                     -Confidential Treatment.....................................................19

PART III
APPLICABLE TO INVESTMENT
ASSOCIATES ONLY                                      ............................................................................20
                                                     -Special Standards of Conduct for Investment Associates.....................20
                                                     -Preclearance for Personal Securities Transactions..........................21
                                                     -Personal Securities Transactions Reports...................................23
                                                     -Confidential Treatment.....................................................24

PART IV
APPLICABLE TO OTHER
ASSOCIATES ONLY                                      ............................................................................25
                                                     -Preclearance for Personal Securities Transactions..........................25
                                                     -Personal Securities Transactions Reports...................................25
                                                     -Restrictions on Transactions in Other Securities...........................25
                                                     -Confidential Treatment.....................................................26

PART V
APPLICABLE TO NONMANAGEMENT
BOARD MEMBERS                                        ............................................................................27
                                                     -Nonmanagement Board Member.................................................27
                                                     -Standards of Conduct for Nonmanagement Board Member........................27
                                                     -Preclearance for Personal Securities Transactions..........................28
                                                     -Personal Securities Transactions Reports...................................29
                                                     -Confidential Treatment.....................................................29

GLOSSARY                                             DEFINITIONS.................................................................30

INDEX OF EXHIBITS                                    ............................................................................33

INTRODUCTION
------------------

                    Mellon Bank Corporation ("Mellon") and its associates, and the registered investment companies for which The Dreyfus Corporation ("Dreyfus") and/or Mellon serves as investment adviser, sub-investment adviser or administrator, are subject to certain laws and regulations governing the use of confidential information and personal securities trading. Mellon has developed this CONFIDENTIAL INFORMATION AND SECURITIES TRADING POLICY (THE "POLICY") to establish specific standards to promote compliance with applicable laws. Further, the Policy is intended to protect Mellon's business secrets and proprietary information as well as that of its customers and any entity for which it acts in a fiduciary capacity.

                    The Policy set forth procedures and limitations which govern the personal securities transactions of every Mellon associate and certain other individuals associated with the registered investment companies for which Dreyfus and/or Mellon serves as investment adviser, sub-investment adviser or administrator. The Policy is designed to reinforce Mellon's reputation for integrity by avoiding even the appearance of impropriety in the conduct of Mellon's business.

                    Associates should be aware that they may be held personally liable for any improper or illegal acts committed during the course of their employment, and that "ignorance of the law" is not a defense. Associates may be subject to civil penalties such as fines, regulatory sanctions including suspensions, as well as criminal penalties.

                    Associates outside the United States are also subject to applicable laws of foreign jurisdictions, which may differ substantially from U.S. law and which may subject such associates to additional requirements. Such associates must comply with applicable requirements of pertinent foreign laws as well as with the provisions of the Policy. To the extent any particular portion of the Policy is inconsistent with foreign law, associates should consult the General Counsel or the Manager of Corporate Compliance.

                    Any provision of this Policy may be waived or exempted at the discretion of the Manager of Corporate Compliance. Any such waiver or exemption will be evidenced in writing and maintained in the Risk Management and Compliance Department.

                                ------------------------------------------------
                                Associates must read the Policies and MUST
                                COMPLY with them. Failure to comply with the
                                provisions of the Policies may result in the
                                imposition of serious sanctions, including but not limited to disgorgement of profits, dismissal, substantial personal liability and referral to law enforcement agencies or other regulatory agencies. Associates should retain the Policies in their records for future reference. Any questions regarding the Policies should be referred to the Manager of Corporate Compliance or his/her designee.
                                ------------------------------------------------

PART I - APPLICABLE TO ALL ASSOCIATES
------------------
SECTION ONE
CONFIDENTIAL INFORMATION

                    As an associate you may receive information about Mellon, its customers and other parties that, for various reasons, should be treated as confidential. All associates are expected to strictly comply with measures necessary to preserve the confidentiality of information.

                    TYPES OF CONFIDENTIAL INFORMATION - Although it is impossible to provide an exhaustive list of information that should remain confidential, the following are examples of the general types of confidential information that associates might receive in the ordinary course of carrying out their job responsibilities.

                 o INFORMATION OBTAINED FROM BUSINESS RELATIONS - An associate might receive confidential information regarding customers or other parties with whom Mellon has business relationships. If released, such information could have a significant effect on their operations, their business reputations or the market price of their securities. Disclosing such information could expose both the associate and Mellon to liability for damages.

                 o MELLON FINANCIAL INFORMATION - An associate might receive financial information regarding Mellon before such information has been disclosed to the public. It is the policy of Mellon to disclose all material corporate information to the public in such a manner that all those who are interested in Mellon and its securities have equal access to the information. Disclosing such information to unauthorized persons could subject both the associate and Mellon to liability under the federal securities laws.

                 o MELLON PROPRIETARY INFORMATION - Certain nonfinancial information developed by Mellon - such as business plans, customer lists, methods of doing business, computer software, source codes, databases and related documentation
                    - constitutes valuable Mellon proprietary information. Disclosure of such information to unauthorized persons could harm, or reduce a benefit to, Mellon and could result in liability for both the associate and Mellon.

                 o MELLON EXAMINATION INFORMATION - Banks and certain other Mellon subsidiaries are periodically examined by regulatory agencies. Certain reports made by those regulatory agencies are the property of those agencies and are strictly confidential. Giving information from these reports to anyone not officially connected with Mellon is a criminal offense.

                 o PORTFOLIO MANAGEMENT INFORMATION - Portfolio management information relating to investment accounts or funds managed by Mellon or Dreyfus, including investment decisions or strategies developed for the benefit of investment companies advised by Dreyfus, is for the benefit of such account or fund. Disclosure or exploitation of such information by an associate in an unauthorized manner may cause detriment to such accounts or funds and may subject the associate to liability under the federal securities laws.

                    RULES FOR PROTECTING CONFIDENTIAL INFORMATION - The following are some basic rules to follow to protect confidential information.

                 o LIMITED COMMUNICATION TO OUTSIDERS - Confidential information should not be communicated to anyone outside Mellon, except to the extent they need to know the information in order to provide necessary services to Mellon.

                 o LIMITED COMMUNICATION TO INSIDERS - Confidential information should not be communicated to other associates, except to the extent they need to know the information to fulfill their job responsibilities and their knowledge of the information is not likely to result in misuse or a conflict of interest. In this regard, Mellon has established specific restrictions with respect to material nonpublic information in order to separate and insulate different functional areas and personnel within Mellon. Please refer to Section Three, "Restrictions on The Flow of Information Within Mellon" (The "Chinese Wall").

                 o CORPORATE USE ONLY - Confidential information should be used only for Corporate purposes. Under no circumstances may an associate use it, directly or indirectly, for personal gain or for the benefit of any outside party who is not entitled to such information.

                 o OTHER CUSTOMERS - Where appropriate, customers should be made aware that associates will not disclose to them other customers' confidential information or use the confidential information of one customer for the benefit of another.

                 o NOTIFICATION OF CONFIDENTIALITY - When confidential information is communicated to any person, either inside or outside Mellon, they should be informed of the information's confidential nature and the limitations on its further communication.

                 o PREVENTION OF EAVESDROPPING - Confidential matters should not be discussed in public or in places, such as in building lobbies, restaurants or elevators, where unauthorized persons may overhear. Precautions, such as locking materials in desk drawers overnight, stamping material "Confidential" and delivering materials in sealed envelopes, should be taken with written materials to ensure they are not read by unauthorized persons.

                 o DATA PROTECTION - Data stored on personal computers and diskettes should be properly secured to ensure they are not accessed by unauthorized persons. Access to computer files should be granted only on a need-to-know basis. At a minimum, associates should comply with applicable Mellon policies on electronic data security.

                 o CONFIDENTIALITY AGREEMENTS - Confidentiality agreements to which Mellon is a party must be complied with in addition to, but not in lieu of, this Policy. Confidentiality agreements that deviate from commonly used forms should be reviewed in advance by the Legal Department.

                 o CONTACT WITH THE PUBLIC - All contacts with institutional shareholders or securities analysts about Mellon must be made through the Investor Relations Division of the Finance Department. All contacts with the media and all speeches or other public statements made on behalf of Mellon or about Mellon's businesses must be cleared in advance by Corporate Affairs. In speeches and statements not made on behalf of Mellon, care should be taken to avoid any implication that Mellon endorses the views expressed.

                    SUPPLEMENTAL PROCEDURES - Mellon entities, departments, divisions and groups should establish their own supplemental procedures for protecting confidential information, as appropriate. These procedures may include:

                 o  establishing records retention and destruction policies;

                 o  using code names;

                 o limiting the staffing of confidential matters (for example, limiting the size of working groups and the use of temporary employees, messengers and word processors); and

                 o requiring written confidentiality agreements from certain associates.

                    ANY SUPPLEMENTAL PROCEDURES SHOULD BE USED ONLY TO PROTECT CONFIDENTIAL INFORMATION AND NOT TO CIRCUMVENT APPROPRIATE REPORTING AND RECORDKEEPING REQUIREMENTS.

SECTION TWO
INSIDER TRADING AND TIPPING

                    LEGAL PROHIBITIONS - Federal securities laws generally prohibit the trading of securities while in possession of "material nonpublic" information regarding the issuer of those securities (insider trading). Any person who passes along the material nonpublic information upon which a trade is based (tipping) may also be liable.

                    "MATERIAL" - Information is material if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

                 o a proposal or agreement for a merger, acquisition or divestiture, or for the sale or purchase of substantial assets;

                 o tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

                 o  dividend declarations or changes;

                 o  extraordinary borrowings or liquidity problems;

                 o defaults under agreements or actions by creditors, customers or suppliers relating to a company's credit standing;

                 o earnings and other financial information, such as large or unusual write-offs, write-downs, profits or losses;

                 o pending discoveries or developments, such as new products, sources of materials, patents, processes, inventions or discoveries of mineral deposits;

                 o a proposal or agreement concerning a financial restructuring;

                 o a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities;

                 o  a significant expansion or contraction of operations;

                 o information about major contracts or increases or decreases in orders;

                 o the institution of, or a development in, litigation or a regulatory proceeding;

                 o  developments regarding a company's senior management;

                 o information about a company received from a director of that company; and

                 o information regarding a company's possible noncompliance with environmental protection laws.

                    This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

                    "NONPUBLIC" - Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                    If an associate can refer to some public source to show that the information is generally available (that is, available not from inside sources only) and that enough time has passed to allow wide dissemination of the information, the information is likely to be deemed public. While information appearing in widely accessible sources - such as newspapers
                    - becomes public very soon after publication, information appearing in less accessible sources - such as regulatory filings - may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

                    MELLON'S POLICY - Associates who possess material nonpublic information about a company - whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company - may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, associates may not recommend trading in those securities and may not pass the information along to others, except to associates who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

                    Associates who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                    Associates managing the work of consultants and temporary employees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                    Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.

SECTION THREE
RESTRICTIONS ON THE FLOW OF
INFORMATION WITHIN MELLON
(THE "CHINESE WALL")

                    As a diversified financial services organization, Mellon faces unique challenges in complying with the prohibitions on insider trading and tipping of material nonpublic information and misuse of confidential information. This is because one Mellon unit might have material nonpublic information about a company while other Mellon units may have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching Mellon's fiduciary duties, Mellon has established a "Chinese Wall" policy applicable to all associates. The "Chinese Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (Potential Insider Functions) from the Mellon units or individuals that either trade in securities - for Mellon's account or for the accounts of others - or provide investment advice (Investment Functions).

                    EXAMPLES OF POTENTIAL INSIDER FUNCTIONS - Potential Insider Functions include, among others, certain commercial lending, corporate finance, and credit policy areas. Insider Risk Associates (see Section Six, "Insider Risk Associates") should consider themselves to be in Potential Insider Functions unless their particular job responsibilities clearly indicate otherwise.

                    EXAMPLES OF INVESTMENT FUNCTIONS - Investment Functions include, among others, securities sales and trading, investment management and advisory services, investment research and various trust or fiduciary functions.

                    RULES FOR MAINTAINING THE "CHINESE WALL" - Without the prior approval of the General Counsel, material nonpublic information obtained by anyone in a Potential Insider Function should not be communicated to anyone in an Investment Function. To reduce the risk of material nonpublic information being communicated, communications between these associates in these functions must be limited to the maximum extent consistent with valid business needs.

                    PARTICULAR RULES -

                 o FILE RESTRICTIONS - Associates in Investment Functions must not have access to commercial credit files, corporate finance files, or any other Potential Insider Function files that might contain material nonpublic information. All such files that contain material nonpublic information should be marked as "Confidential" and, if feasible, segregated from nonconfidential files.

                 o ELECTRONIC DATA - Associates in Investment Functions must not have access to personal computer or word processing files of associates in Potential Insider Functions.

                 o MEETINGS - Associates in Investment Functions must not attend meetings between customers and associates in Potential Insider Functions unless appropriate steps have been taken to ensure that material nonpublic information will not be disclosed or discussed.

                 o COMMITTEE SERVICE - Without the prior approval of the General Counsel, associates other than those "Above the Wall" (see page 9) must not serve simultaneously on a committee having responsibility for any Investment Function and a committee having responsibility for any Potential Insider Function.

                 o INFORMATION REQUESTS - Requests for nonmaterial information or public information across the "Chinese Wall" should be made in writing to an appropriate associate in the applicable area. Associates sending or receiving such a request should resolve any questions regarding the materiality or nonpublic nature of the requested information by consulting their department head, who will contact the General Counsel, as appropriate.

                 o INFORMATION BACKFLOW - Associates should take care to avoid inadvertent backflow of information that may be interpreted as the prohibited communication of material nonpublic information. For example, the mere fact that someone in a Potential Insider Function, such as a mergers and acquisitions specialist, requests information from an associate in an Investment Function could give the latter person a clue as to possible material developments affecting a customer.

                 o CUSTOMERS - Associates in Investment Functions must not state or imply to customers that associates making decisions or recommendations will have the benefit of information from Mellon's Potential Insider Functions. When appropriate, associates should inform customers of Mellon's "Chinese Wall" policy.

                o CONFLICTS OF INTEREST - Associates should not receive or pass on any information that would create an undue risk of Mellon or any associate having a conflict of interest or breaching a fiduciary obligation.

                    REPORTING RECEIPT OF MATERIAL NONPUBLIC INFORMATION - Associates in Investment Functions who receive any suspected material nonpublic information must report such receipt promptly to their department or entity head. A department or entity head who receives information believed to be material and nonpublic should report the matter promptly to the General Counsel. If the General Counsel determines that the information is material and nonpublic, the affected department or entity will:

                o immediately SUSPEND ALL TRADING in the securities of the issuer to which the information applies, as well as all recommendations with respect to such securities. The suspension will remain in effect as long as the information remains both material and nonpublic.

                o NOTIFY THE GENERAL COUNSEL before resuming transactions or recommendations in the affected securities. The General Counsel will advise as to possible further steps, including ascertaining the validity and nonpublic nature of the information with the issuer of the securities; requesting the issuer of the securities, or other appropriate parties, to disseminate the information promptly to the public if the information is valid and nonpublic; and publishing the information.

                    In certain circumstances, the department or entity head may be able to demonstrate conclusively that the receipt of the material nonpublic information has been confined to an individual or small group of individuals and that measures other than those described above will comparably reduce the likelihood of trading on the basis of the information. These measures might include temporarily relieving individuals of responsibility for any Investment Functions and preventing any contact between those individuals and associates in Investment Functions. In these circumstances, the department head, with the approval of the General Counsel, may take those measures rather than the measures described above.

                    FUNCTIONS "ABOVE THE WALL" - Some functions at Mellon are deemed to be "Above the Wall." For example, members of senior management, Auditing, Risk Management and Compliance, and the Legal Department will typically need to have access to information on both sides of the "Chinese Wall" to carry out their job responsibilities. These individuals cannot rely on the procedural safeguards of the "Chinese Wall" and, therefore, need to be particularly careful to avoid any improper use or dissemination of material nonpublic information.

                    SUPPLEMENTAL PROCEDURES - As appropriate, certain Mellon departments or areas, such as Mellon Trust, should establish their own procedures to reduce the possibility of information being communicated to associates who should not have access to that information.

SECTION FOUR
RESTRICTIONS ON TRANSACTIONS
IN MELLON SECURITIES

                    Associates who engage in transactions involving Mellon securities should be aware of their unique responsibilities with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

                    The following restrictions apply to ALL transactions in Mellon's publicly traded securities occurring in the associate's own account and in all other accounts over which the associate could be expected to exercise influence or control (see provisions under "Beneficial Ownership" below for a more complete discussion of the accounts to which these restrictions apply). These restrictions are to be followed in addition to any restrictions that apply to particular officers or directors (such as restrictions under Section 16 of the Securities Exchange Act of 1934).

                 o SHORT SALES - Short sales of Mellon securities by associates are prohibited.

                 o SALES WITHIN 60 DAYS OF PURCHASE - Sales of Mellon securities within 60 days of acquisition are prohibited. For purposes of the 60-day holding period, securities will be deemed to be equivalent if one is convertible into the other, if one entails a right to purchase or sell the other, or if the value of one is expressly dependent on the value of the other (e.g., derivative securities).

                    In cases of extreme hardship, associates (other than senior management) may obtain permission to dispose of Mellon securities acquired within 60 days of the proposed transaction, provided the transaction is pre-cleared with the Manager of Corporate Compliance and any profits earned are disgorged in accordance with procedures established by senior management. The Manager of Corporate Compliance reserves the right to suspend the 60-day holding period restriction in the event of severe market disruption.

                 o MARGIN TRANSACTIONS - Purchases on margin of Mellon's publicly traded securities by associates is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans or the acquisition of securities other than those issued by Mellon.

                 o OPTION TRANSACTIONS - Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other associate option plans are exempt from this restriction.

                 o MAJOR MELLON EVENTS - Associates who have knowledge of major Mellon events that have not yet been announced are prohibited from buying and selling Mellon's publicly traded securities before such public announcements, even if the associate believes the event does not constitute material nonpublic information.

                 o MELLON BLACKOUT PERIOD - Associates are prohibited from buying or selling Mellon's publicly traded securities during a blackout period, which begins the 16th day of the last month of each calendar quarter and ends three business days after Mellon publicly announces the financial results for that quarter. In cases of extreme hardship, associates (other than senior management) may request permission from the Manager of Corporate Compliance to dispose of Mellon securities during the blackout period.

                    BENEFICIAL OWNERSHIP - The provisions discussed above apply to transactions in the associate's own name and to all other accounts over which the associate could be expected to exercise influence or control, including:

                 o accounts of a spouse, minor children or relatives to whom substantial support is contributed;

                 o accounts of any other member of the associate's household (e.g., a relative living in the same home);

                 o trust accounts for which the associate acts as trustee or otherwise exercises any type of guidance or influence;

                 o Corporate accounts controlled, directly or indirectly, by the associate;

                 o arrangements similar to trust accounts that are established for bona fide financial purposes and benefit the associate; and

                 o any other account for which the associate is the beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").

SECTION FIVE
RESTRICTIONS ON TRANSACTIONS
IN OTHER SECURITIES

                    Purchases or sales by an associate of the securities of issuers with which Mellon does business, or other third party issuers, could result in liability on the part of such associate. Associates should be sensitive to even the appearance of impropriety in connection with their personal securities transactions. Associates should refer to the provisions under "Beneficial Ownership" (Section Four, "Restrictions on Transactions in Mellon Securities"), which are equally applicable to the following provisions.

                    The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Associates should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

                    The following restrictions apply to ALL securities transactions by associates:

                 o CREDIT OR ADVISORY RELATIONSHIP - Associate may not buy or sell securities of a company if they are considering granting, renewing or denying any credit facility to that company or acting as an adviser to that company with respect to its securities. In addition, lending associates who have assigned responsibilities in a specific industry group are not permitted to trade securities in that industry. This prohibition does not apply to transactions in securities issued by open-end investment companies.

                 o CUSTOMER TRANSACTIONS - Trading for customers and Mellon accounts should always take precedence over associates' transactions for their own or related accounts.

                 o FRONT RUNNING - Associates may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.

                 o INITIAL PUBLIC OFFERINGS - Mellon prohibits its associates from acquiring any securities in an initial public offering ("IPO").

                 o MARGIN TRANSACTIONS - Margin trading is a highly leveraged and relatively risky method of investing that can create particular problems for financial services employees. For this reason, all associates are urged to avoid margin trading.

                    Prior to establishing a margin account, the associate must obtain the written permission of the Manager of Corporate Compliance. Any associate having a margin account prior to the effective date of this Policy must notify the Manager of Corporate Compliance of the existence of such account.

                    All associates having margin accounts, other than described below, must designate the Manager of Corporate Compliance as an interested party on that account. Associates must ensure that the Manager of Corporate Compliance promptly receives copies of all trade confirmations and statements relating to the account directly from the broker. If requested by a brokerage firm, please contact the Manager of Corporate Compliance to obtain a letter (sometimes referred to as a "407 letter") granting permission to maintain a margin account. Trade confirmations and statements are not required on margin accounts established at Dreyfus Investment Services Corporation for the sole purpose of cashless exercises of employee stock options. In addition, products may be offered by a broker/dealer that, because of their characteristics, are considered margin accounts but have been determined by the Manager of Corporate Compliance to be outside the scope of this Policy (e.g., a Cash Management Account which provides overdraft protection for the customer). Any questions regarding the establishment, use and reporting of margin accounts should be directed to the Manager of Corporate Compliance. Examples of an instruction letter to a broker are shown in Exhibits B1 and B2.

                 o MATERIAL NONPUBLIC INFORMATION - Associates possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                 o NAKED OPTIONS, EXCESSIVE TRADING - Mellon discourages all associates from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an associate's job responsibilities.

                 o PRIVATE PLACEMENTS - Associates are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Preclearance Compliance Officer (applicable only to Investment Associates), the Manager of Corporate Compliance and the associate's department head. Approval must be given by all appropriate aforementioned persons for the acquisition to be considered approved. After receipt of the necessary approvals and the acquisition, associates are required to disclose that investment when they participate in any subsequent consideration of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

                 o SCALPING - Associates may not engage in "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans or Mellon's forthcoming investment recommendations.

                 o SHORT-TERM TRADING - Associates are discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within 60 calendar days. With respect to Investment Associates only, any profits realized on such short-term trades must be disgorged in accordance with procedures established by senior management.

SECTION SIX
CLASSIFICATION OF ASSOCIATES

                    Associates are engaged in a wide variety of activities for Mellon. In light of the nature of their activities and the impact of federal and state laws and the regulations thereunder, the Policy imposes different requirements and limitations on associates based on the nature of their activities for Mellon. To assist the associates in complying with the requirements and limitations imposed on them in light of their activities, associates are classified into one of three categories: Insider Risk Associate, Investment Associate and Other Associate. Appropriate requirements and limitations are specified in the Policy based upon the associate's classification.

                    INSIDER RISK ASSOCIATE -

                    You are considered to be an Insider Risk Associate if you are:

                 o employed in any of the following departments or functional areas, however named, of a Mellon entity other than Dreyfus (see Glossary for definition of "Dreyfus"):

                      -     Auditing                              -  International
                      -     Capital Markets                       -  Leasing
                      -     Corporate Affairs                     -  Legal
                      -     Credit Policy                         -  Mellon Business Credit
                      -     Credit Recovery                       -  Middle Market
                      -     Credit Review                         -  Portfolio and Funds Management
                      -     Domestic Corporate Banking            -  Risk Management and Compliance
                      -     Finance                               -  Strategic Planning
                      -     Institutional Banking                 -  Wholesale, Administration and Operations

                 o a member of the Mellon Senior Management Committee, provided that those members of the Mellon Senior Management Committee who have management responsibility for fiduciary activities or who routinely have access to information about customers' securities transactions are considered to be Investment Associates and are subject to those provisions of the Policy pertaining to Investment Associates;

                 o employed by a broker/dealer subsidiary of a Mellon entity other than Dreyfus;

                 o an associate in the Stock Transfer business unit and have been specifically designated as an Insider Risk Associate by the Manager of Corporate Compliance; or

                 o an associate specifically designated as an Insider Risk Associate by the Manager of Corporate Compliance.

                    INVESTMENT ASSOCIATE -

                    You are considered to be an Investment Associate if you are:

                 o a member of Mellon's Senior Management Committee who, as part of his/her usual duties, has management responsibility for fiduciary activities or routinely has access to information about customers' securities transactions;

                 o  a Dreyfus associate;

                 o an associate of a Mellon entity registered under the Investment Advisers Act of 1940;

                 o  employed in the trust area of Mellon and:

                    - have the title of Vice President, First Vice President or Senior Vice President; or

                    - have access to material, confidential information regarding securities transactions by or on behalf of Mellon customers; or

                 o an associate specifically designated as an Investment Associate by the Manager of Corporate Compliance.

                    OTHER ASSOCIATE -

                    You are considered to be an Other Associate if you are an associate of Mellon Bank Corporation or any of its direct or indirect subsidiaries who is not either an Insider Risk Associate or an Investment Associate.

PART II - APPLICABLE TO INSIDER
RISK ASSOCIATES ONLY
--------------------------------


                    PROHIBITION ON INVESTMENTS IN SECURITIES OF FINANCIAL SERVICES ORGANIZATIONS

                    You are prohibited from acquiring any security issued by a financial services organization if you are:

                 o a member of the Mellon Senior Management Committee. For purposes of this restriction only, this prohibition also applies to those members of the Mellon Senior Management Committee who are considered Investment Associates.

                 o employed in any of the following departments of a Mellon entity other than Dreyfus (see Glossary for definition of "Dreyfus"):

                    -   Strategic Planning                 -  Finance
                    -   Institutional Banking              -  Legal

                 o an associate specifically designated by the Manager of Corporate Compliance and informed that this prohibition is applicable to you.

                    FINANCIAL SERVICES ORGANIZATIONS - The term "security issued by a financial services organization" includes any security issued by:

                    -     Commercial Banks                 -  Bank Holding Companies
                          (other than Mellon)                 (other than Mellon)
                    -     Thrifts                          -  Savings and Loan Associations
                    -     Insurance Companies              -  Broker/Dealers
                    -     Investment Advisory Companies    -  Transfer Agents
                    -     Shareholder Servicing Companies  -  Other Depository Institutions

                    The term "securities issued by a financial services organization" DOES NOT INCLUDE securities issued by mutual funds, variable annuities or insurance policies. Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                    EFFECTIVE DATE - The foregoing restrictions will be effective upon adoption of this Policy. Securities of financial services organizations properly acquired before the later of the effective date of this Policy or the date of hire may be maintained or disposed of at the owner's discretion.

                    Additional securities of a financial services organization acquired through the reinvestment of the dividends paid by such financial services organization through a dividend reinvestment program (DRIP) are not subject to this prohibition, provided your election to participate in the DRIP predates the later of the effective date of this Policy or date of hire. Optional cash purchases through a DRIP are subject to this prohibition.

                    Within 30 days of the later of the effective date of this Policy or date of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of Corporate Compliance. Periodically, you will be asked to file an updated disclosure of all your holdings of securities of financial services organizations.

                    CONFLICT OF INTEREST - No Insider Risk Associate may engage in or recommend any securities transaction that places, or appears to place, his or her own interests above those of any customer to whom investment services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

                    PRECLEARANCE FOR PERSONAL SECURITIES TRANSACTIONS - All Insider Risk Associates must notify the Manager of Corporate Compliance in writing and receive preclearance before they engage in any purchase or sale of a security. Insider Risk Associates should refer to the provisions under "Beneficial Ownership" (Section Four, "Restrictions on Transactions in Mellon Securities"), which are equally applicable to these provisions.

                    EXEMPTIONS FROM REQUIREMENT TO PRECLEAR - Preclearance is NOT required for the following transactions:

                 o  purchases or sales of Exempt Securities (see Glossary);

                 o  purchases or sales of municipal bonds;

                 o purchases or sales effected in any account over which an associate has no direct or indirect control over the investment decision-making process (e.g., nondiscretionary trading accounts). Nondiscretionary trading accounts may only be maintained, without being subject to preclearance procedures, when the Manager of Corporate Compliance, after a thorough review, is satisfied that the account is truly nondiscretionary;

                 o transactions that are non-volitional on the part of an associate (such as stock dividends);

                 o the sale of stock received upon the exercise of an associate stock option if the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance);

                 o the automatic reinvestment of dividends under a DRIP (preclearance is required for OPTIONAL cash purchases under a DRIP);

                 o purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer;

                 o sales of rights acquired from an issuer, as described above; and/or

                 o those situations where the Manager of Corporate Compliance determines, after taking into consideration the particular facts and circumstances, that prior approval is not necessary.

                    REQUESTS FOR PRECLEARANCE - All requests for preclearance for a securities transaction shall be submitted to the Manager of Corporate Compliance by completing a Preclearance Request Form (see Exhibit C1).

                    The Manager of Corporate Compliance will notify the Insider Risk Associate whether the request is approved or denied, without disclosing the reason for such approval or denial.

                    Notifications may be given in writing or verbally by the Manager of Corporate Compliance to the Insider Risk Associate. A record of such notification will be maintained by the Manager of Corporate Compliance. However, it shall be the responsibility of the Insider Risk Associate to obtain a written record of the Manager of Corporate Compliance's notification within 24 hours of such notification. The Insider Risk Associate should retain a copy of this written record.

                    As there could be many reasons for preclearance being granted or denied, Insider Risk Associates should not infer from the preclearance response anything regarding the security for which preclearance was requested.

                    Although making a preclearance request does not obligate an Insider Risk Associate to do the transaction, it should be noted that:

                 o preclearance authorization will expire at the end of the third business day after it is received (the day authorization is granted is considered the first business day);

                 o preclearance requests should not be made for a transaction that the Insider Risk Associate does not intend to make; and

                 o Insider Risk Associates should not discuss with anyone else, inside or outside Mellon, the response they received to a preclearance request.

                    Every Insider Risk Associate must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures you should consult the Manager of Corporate Compliance. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.

                    RESTRICTED LIST - The Manager of Corporate Compliance will maintain a list (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for Insider Risk Associates. Restricted List(s) will not be distributed outside of the Risk Management and Compliance Department. From time to time, such trading restrictions may be appropriate to protect Mellon and its Insider Risk Associates from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company. Nevertheless, the contents of the Restricted List will be treated as confidential information to avoid unwarranted inferences.

                    To assist the Manager of Corporate Compliance in identifying companies that may be appropriate for inclusion on the Restricted List, the department heads of sections in which Insider Risk Associates are employed will inform the Manager of Corporate Compliance in writing of any companies they believe should be included on the Restricted List, based upon facts known or readily available to such department heads. Although the reasons for inclusion on the Restricted List may vary, they could typically include the following:

                 o Mellon is involved as a lender, investor or adviser in a merger, acquisition or financial restructuring involving the company;

                 o Mellon is involved as a selling shareholder in a public distribution of the company's securities;

                 o Mellon is involved as an agent in the distribution of the company's securities;

                 o Mellon has received material nonpublic information on the company;

                 o Mellon is considering the exercise of significant creditors' rights against the company; or

                 o  The company is a Mellon borrower in Credit Recovery.

                    Department heads of sections in which Insider Risk Associates are employed are also responsible for notifying the Manager of Corporate Compliance in writing of any change in circumstances making it appropriate to remove a company from the Restricted List.

                    PERSONAL SECURITIES TRANSACTIONS REPORTS

                 o BROKERAGE ACCOUNTS - All Insider Risk Associates are required to instruct their brokers to submit directly to the Manager of Corporate Compliance copies of all trade confirmations and statements relating to their account. An example of an instruction letter to a broker is contained in Exhibit B1.

                 o REPORT OF TRANSACTIONS IN MELLON SECURITIES - Insider Risk Associates must also report in writing to the Manager of Corporate Compliance within ten calendar days whenever they purchase or sell Mellon securities if the transaction was not through a brokerage account as described above. Purchases and sales of Mellon securities include the following:

                    DRIP OPTIONAL CASH PURCHASES - Optional cash purchases under Mellon's Dividend Reinvestment and Common Stock Purchase Plan (the "Mellon DRIP").

                    STOCK OPTIONS - The sale of stock received upon the exercise of an associate stock option unless the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance).

                    It should be noted that the reinvestment of dividends under the DRIP, changes in elections under Mellon's Retirement Savings Plan, the receipt of stock under Mellon's Restricted Stock Award Plan and the receipt or exercise of options under Mellon's Long-Term Profit Incentive Plan are not considered purchases or sales for the purpose of this reporting requirement.

                    An example of a written report to the Manager of Corporate Compliance is contained in Exhibit A.

                    CONFIDENTIAL TREATMENT
                    THE MANAGER OF CORPORATE COMPLIANCE WILL USE HIS OR HER BEST EFFORTS TO ASSURE THAT ALL REQUESTS FOR PRECLEARANCE, ALL PERSONAL SECURITIES TRANSACTION REPORTS AND ALL REPORTS OF SECURITIES HOLDINGS ARE TREATED AS "PERSONAL AND CONFIDENTIAL." HOWEVER, SUCH DOCUMENTS WILL BE AVAILABLE FOR INSPECTION BY APPROPRIATE REGULATORY AGENCIES AND BY OTHER PARTIES WITHIN AND OUTSIDE MELLON AS ARE NECESSARY TO EVALUATE COMPLIANCE WITH OR SANCTIONS UNDER THIS POLICY.

PART III - APPLICABLE TO
INVESTMENT ASSOCIATES ONLY
--------------------------

                    Because of their particular responsibilities, Investment Associates are subject to different preclearance and personal securities reporting requirements as discussed below.

                    SPECIAL STANDARDS OF CONDUCT FOR INVESTMENT ASSOCIATES

                    CONFLICT OF INTEREST - No Investment Associate may recommend a securities transaction for a Mellon customer to whom a fiduciary duty is owed, or for Mellon, without disclosing any interest he or she has in such securities or issuer (other than an interest in publicly traded securities where the total investment is equal to or less than $25,000), including:

                 o any direct or indirect beneficial ownership of any securities of such issuer;

                 o any contemplated transaction by the Investment Associate in such securities;

                 o  any position with such issuer or its affiliates; and

                 o any present or proposed business relationship between such issuer or its affiliates and the Investment Associate or any party in which the Investment Associate has a beneficial ownership interest (see "Beneficial Ownership" in Section Four, "Restrictions On Transactions in Mellon Securities").

                    PORTFOLIO INFORMATION - No Investment Associate may divulge the current portfolio positions, or current or anticipated portfolio transactions, programs or studies, of Mellon or any Mellon customer to anyone unless it is properly within his or her job responsibilities to do so.

                    MATERIAL NONPUBLIC INFORMATION - No Investment Associate may engage in or recommend a securities transaction, for his or her own benefit or for the benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities. No Investment Associate may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

                    SHORT-TERM TRADING - Any Investment Associate who purchases and sells, or sells and purchases, the same (or equivalent) securities within any 60-calendar-day period is required to disgorge all profits realized on such transaction in accordance with procedures established by senior management. For this purpose, securities will be deemed to be equivalent if one is convertible into the other, if one entails a right to purchase or sell the other, or if the value of one is expressly dependent on the value of the other (e.g., derivative securities).

                    ADDITIONAL RESTRICTIONS FOR DREYFUS ASSOCIATES AND ASSOCIATES OF MELLON ENTITIES REGISTERED UNDER THE INVESTMENT ADVISERS ACT OF 1940 ONLY ("40 Act Associates")

                 o OUTSIDE ACTIVITIES - No 40 Act associate may serve on the board of directors/trustees or as a general partner of any publicly traded company (other than Mellon) without the prior approval of the Manager of Corporate Compliance.

                 o GIFTS - All 40 Act associates are prohibited from accepting gifts from outside companies, or their representatives, with an exception for gifts of (1) a DE MINIMIS value and (2) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment for the 40 Act associate and, if appropriate, a guest, which is neither so frequent nor extensive as to raise any question of impropriety. A gift shall be considered DE MINIMIS if it does not exceed an annual amount per person fixed periodically by the National Association of Securities Dealers, which is currently $100 per person.

                 o BLACKOUT PERIOD - 40 Act associates will not be given clearance to execute a transaction in any security that is being considered for purchase or sale by an affiliated investment company, managed account or trust, for which a pending buy or sell order for such affiliated account is pending, and for two business days after the transaction in such security for such affiliated account has been effected. This provision does not apply to transactions effected or contemplated by index funds.

                    In addition, portfolio managers for the investment companies are prohibited from buying or selling a security within seven calendar days before and after such investment company trades in that security. Any violation of the foregoing will require the violator to disgorge all profit realized with respect to such transaction.

                    PRECLEARANCE FOR PERSONAL SECURITIES TRANSACTIONS - All Investment Associates must notify the Preclearance Compliance Officer (see Glossary) in writing and receive preclearance BEFORE they engage in any purchase or sale of a security.

                    EXEMPTIONS FROM REQUIREMENT TO PRECLEAR - Preclearance is not required for the following transactions:

                 o  purchases or sales of "Exempt Securities" (see Glossary);

                 o purchases or sales effected in any account over which an associate has no direct or indirect control over the investment decision-making process (i.e., nondiscretionary trading accounts). Nondiscretionary trading accounts may only be maintained, without being subject to preclearance procedures, when the Preclearance Compliance Officer, after a thorough review, is satisfied that the account is truly nondiscretionary;

                 o transactions which are non-volitional on the part of an associate (such as stock dividends);

                 o the sale of stock received upon the exercise of an associate stock option if the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the manager of Corporate Compliance);

                 o purchases which are part of an automatic reinvestment of dividends under a DRIP (Preclearance is required for OPTIONAL cash purchases under a DRIP);

                 o purchases effected upon the exercise of rights issued by an issuer PRO RATA to all holders of a class of securities, to the extent such rights were acquired from such issuer;

                 o sales of rights acquired from an issuer, as described above; and/or

                 o those situations where the Preclearance Compliance Officer determines, after taking into consideration the particular facts and circumstances, that prior approval is not necessary.

                    REQUESTS FOR PRECLEARANCE - All requests for preclearance for a securities transaction shall be submitted to the Preclearance Compliance Officer by completing a Preclearance Request Form. (Investment Associates other than Dreyfus associates are to use the Preclearance Request Form shown as Exhibit C1. Dreyfus associates are to use the Preclearance Request Form shown as Exhibit C2.)

                    The Preclearance Compliance Officer will notify the Investment Associate whether the request is approved or denied without disclosing the reason for such approval or denial.

                    Notifications may be given in writing or verbally by the Preclearance Compliance Officer to the Investment Associate. A record of such notification will be maintained by the Preclearance Compliance Officer. However, it shall be the responsibility of the Investment Associate to obtain a written record of the Preclearance Compliance Officer's notification within 24 hours of such notification. The Investment Associate should retain a copy of this written record.

                    As there could be many reasons for preclearance being granted or denied, Investment Associates should not infer from the preclearance response anything regarding the security for which preclearance was requested.

                    Although making a preclearance request does not obligate an Investment Associate to do the transaction, it should be noted that:

                 o preclearance authorization will expire at the end of the day on which preclearance is given;

                 o preclearance requests should not be made for a transaction that the Investment Associate does not intend to make; and

                 o Investment Associates should not discuss with anyone else, inside or outside Mellon, the response the Investment Associate received to a preclearance request.

                    Every Investment Associate must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures, consult the Preclearance Compliance Officer. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.

                    RESTRICTED LIST - Each Preclearance Compliance Officer will maintain a list (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for Investment Associates in their area. From time to time, such trading restrictions may be appropriate to protect Mellon and its Investment Associates from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company. Nevertheless, the contents of the Restricted List will be treated as confidential information in order to avoid unwarranted inferences.

                    In order to assist the Preclearance Compliance Officer in identifying companies that may be appropriate for inclusion on the Restricted List, the head of the entity/department/area in which Investment Associates are employed will inform the appropriate Preclearance Compliance Officer in writing of any companies that they believe should be included on the Restricted List based upon facts known or readily available to such department heads.

                    PERSONAL SECURITIES TRANSACTIONS REPORTS

                 o BROKERAGE ACCOUNTS - All Investment Associates are required to instruct their brokers to submit directly to the Manager of Corporate Compliance copies of all trade confirmations and statements relating to their account. Examples of instruction letters to a broker are contained in Exhibits B1 and B2.

                 o REPORT OF TRANSACTIONS IN MELLON SECURITIES - Investment Associates must also report in writing to the Manager of Corporate Compliance within ten calendar days whenever they purchase or sell Mellon securities if the transaction was not through a brokerage account as described above. Purchases and sales of Mellon securities include the following:

                    DRIP OPTIONAL CASH PURCHASES - Optional cash purchases under Mellon's Dividend Reinvestment and Common Stock Purchase Plan (the "Mellon DRIP").

                    STOCK OPTIONS - The sale of stock received upon the exercise of an associate stock option unless the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance).

                    It should be noted that the reinvestment of dividends under the DRIP, changes in elections under Mellon's Retirement Savings Plan, the receipt of stock under Mellon's Restricted Stock Award Plan, and the receipt or exercise of options under Mellon's Long-Term Profit Incentive Plan are not considered purchases or sales for the purpose of this reporting requirement.

                    An example of a written report to the Manager of Corporate Compliance is contained in Exhibit A.

                 o STATEMENT OF SECURITIES HOLDINGS - Within ten days of receiving this Policy and on an annual basis thereafter, all Investment Associates must submit to the Manager of Corporate Compliance a statement of all securities in which they presently have any direct or indirect beneficial ownership other than Exempt Securities, as defined in the Glossary. Investment Associates should refer to "Beneficial Ownership" in Section Four, "Restrictions on Transactions in Mellon Securities," which is also applicable to Investment Associates. Such statements should be in the format shown in Exhibit D. The annual report must be submitted by January 31 and must report all securities holdings other than Exempt Securities. The annual statement of securities holdings contains an acknowledgment that the Investment Associate has read and complied with this Policy.

                 o SPECIAL REQUIREMENT WITH RESPECT TO AFFILIATED INVESTMENT COMPANIES - The portfolio managers, research analysts and other Investment Associates specifically designated by the Manager of Corporate Compliance are required within ten calendar days of receiving this Policy (and by no later than ten calendar days after the end of each calendar quarter) to report every transaction in the securities issued by an affiliated investment company occurring in an account in which the Investment Associate has a beneficial ownership interest. The quarterly reporting requirement may be satisfied by notifying the Manager of Corporate Compliance of the name of the investment company, account name and account number for which such quarterly reports must be submitted.

                    CONFIDENTIAL TREATMENT
                    THE PRECLEARANCE COMPLIANCE OFFICER WILL USE HIS OR HER BEST EFFORTS TO ASSURE THAT ALL REQUESTS FOR PRECLEARANCE, ALL PERSONAL SECURITIES TRANSACTION REPORTS AND ALL REPORTS OF SECURITIES HOLDINGS ARE TREATED AS "PERSONAL AND CONFIDENTIAL." HOWEVER, SUCH DOCUMENTS WILL BE AVAILABLE FOR INSPECTION BY APPROPRIATE REGULATORY AGENCIES, AND BY OTHER PARTIES WITHIN AND OUTSIDE MELLON AS ARE NECESSARY TO EVALUATE COMPLIANCE WITH OR SANCTIONS UNDER THIS POLICY. DOCUMENTS RECEIVED FROM DREYFUS ASSOCIATES ARE ALSO AVAILABLE FOR INSPECTION BY THE BOARDS OF DIRECTORS OF DREYFUS AND BY THE BOARDS OF DIRECTORS (OR TRUSTEES OR MANAGING GENERAL PARTNERS, AS APPLICABLE) OF THE INVESTMENT COMPANIES MANAGED OR ADMINISTERED BY DREYFUS.

PART IV - APPLICABLE TO
OTHER ASSOCIATES ONLY
------------------------

                    PRECLEARANCE FOR PERSONAL SECURITIES TRANSACTIONS - Except for private placements, Other Associates ARE PERMITTED to engage in personal securities transactions without obtaining prior approval from the Manager of Corporate Compliance (for preclearance of private placements, use the Preclearance Request Form shown as Exhibit C1.)

                    PERSONAL SECURITIES TRANSACTIONS REPORTS - Other Associates are NOT required to report their personal securities transactions OTHER THAN margin transactions and transactions involving Mellon securities as discussed below. Other Associates are required to instruct their brokers to submit directly to the Manager of Corporate Compliance copies of all confirmations and statements pertaining to margin accounts. Examples of an instruction letter to a broker are shown in Exhibit B1.

                    REPORT OF TRANSACTIONS IN MELLON SECURITIES - Other Associates must report in writing to the Manager of Corporate Compliance within ten calendar days whenever they purchase or sell Mellon securities. Purchases and sales of Mellon securities include the following:

                 o DRIP OPTIONAL CASH PURCHASES - Optional cash purchases under Mellon's Dividend Reinvestment and Common Stock Purchase Plan (the "Mellon DRIP").

                 o STOCK OPTIONS - The sale of stock received upon the exercise of an associate stock option unless the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance).

                    It should be noted that the reinvestment of dividends under the DRIP, changes in elections under Mellon's Retirement Savings Plan, the receipt of stock under Mellon's Restricted Stock Award Plan and the receipt or exercise of options under Mellon's Long-Term Profit Incentive Plan are not considered purchases or sales for the purpose of this reporting requirement.

                    An example of a written report to the Manager of Corporate Compliance is contained in Exhibit A.

                    RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES

                    MARGIN TRANSACTIONS - Prior to establishing a margin account, Other Associates must obtain the written permission of the Manager of Corporate Compliance. Other Associates having a margin account prior to the effective date of this Policy must notify the Manager of Corporate Compliance of the existence of such account.

                    All associates having margin accounts, other than described below, must designate the Manager of Corporate Compliance as an interested party on each account. Associates must ensure that the Manager of Corporate Compliance promptly receives copies of all trade confirmations and statements relating to the accounts directly from the broker. If requested by a brokerage firm, please contact the Manager of Corporate Compliance to obtain a letter (sometimes referred to as a "407 letter") granting permission to maintain a margin account. Trade confirmations and statements are not required on margin accounts established at Dreyfus Investment Services Corporation for the sole purpose of cashless exercises of Mellon employee stock options. In addition, products may be offered by a broker/dealer that, because of their characteristics, are considered margin accounts but have been determined by the Manager of Corporate Compliance to be outside the scope of this Policy (e.g., a Cash Management account which provides overdraft protection for the customer). Any questions regarding the establishment, use and reporting of margin accounts should be directed to the Manager of Corporate Compliance. An example of an instruction letter to a broker is shown in Exhibit B1.

                    PRIVATE PLACEMENTS - Other Associates are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of Corporate Compliance and the Associate's department head. Approval must be given by both of the aforementioned persons for the acquisition to be considered approved.

                    As there could be many reasons for preclearance being granted or denied, Other Associates should not infer from the preclearance response anything regarding the security for which preclearance was requested.

                    Although making a preclearance request does not obligate an Other Associate to do the transaction, it should be noted that:

                 o preclearance authorization will expire at the end of the third business day after it is received (the day authorization is granted is considered the first business day);

                 o preclearance requests should not be made for a transaction that the Other Associate does not intend to make; and

                 o Other Associates should not discuss with anyone else, inside or outside Mellon, the response they received to a preclearance request.

                    Every Other Associate must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures you should consult the Manager of Corporate Compliance. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.

                    CONFIDENTIAL TREATMENT
                    THE MANAGER OF CORPORATE COMPLIANCE WILL USE HIS OR HER BEST EFFORTS TO ASSURE THAT ALL REQUESTS FOR PRECLEARANCE, ALL PERSONAL SECURITIES TRANSACTION REPORTS AND ALL REPORTS OF SECURITIES HOLDINGS ARE TREATED AS "PERSONAL AND CONFIDENTIAL." HOWEVER, SUCH DOCUMENTS WILL BE AVAILABLE FOR INSPECTION BY APPROPRIATE REGULATORY AGENCIES AND OTHER PARTIES WITHIN AND OUTSIDE MELLON AS ARE NECESSARY TO EVALUATE COMPLIANCE WITH OR SANCTIONS UNDER THIS POLICY.

PART V - APPLICABLE TO
NONMANAGEMENT BOARD MEMBER
--------------------------

                    NONMANAGEMENT BOARD MEMBER -

                    You are considered to be a Nonmanagement Board Member if you are:

                 o a director of Dreyfus who is not also an officer or employee of Dreyfus ("Dreyfus Board Member"); or

                 o a director, trustee or managing general partner of any investment company who is not also an officer or employee of Dreyfus ("Mutual Fund Board Member").

                    The term "Independent" Mutual Fund Board Member means those Mutual Fund Board Members who are NOT deemed "interested persons" of an investment company, as defined by the Investment Company Act of 1940, as amended.

                    STANDARDS OF CONDUCT FOR NONMANAGEMENT BOARD MEMBER

                    OUTSIDE ACTIVITIES - Nonmanagement Board Members are prohibited from:

                 o accepting nomination or serving as a director, trustee or managing general partner of an investment company not advised by Dreyfus, WITHOUT the express prior approval of the board of directors of Dreyfus and the board of directors/trustees or managing general partners of the pertinent Dreyfus-managed fund(s) for which a Nonmanagement Board Member serves as a director, trustee or managing general partner;

                 o accepting employment with or acting as a consultant to any person acting as a registered investment adviser to an investment company without the express prior approval of the board of directors of Dreyfus;

                 o owning Mellon securities if the Nonmanagement Board Member is an "Independent" Mutual Fund Board Member, (since that would destroy his or her "independent" status); and/or

                 o buying or selling Mellon's publicly traded securities during a blackout period, which begins the 16th day of the last month of each calendar quarter and ends three business days after Mellon publicly announces the financial results for that quarter.

                    INSIDER TRADING AND TIPPING - The provisions set forth in Section Two, "Insider Trading and Tipping," are applicable to Nonmanagement Board Members.

                    CONFLICT OF INTEREST - No Nonmanagement Board Member may recommend a securities transaction for Mellon, Dreyfus or any Dreyfus-managed fund without disclosing any interest he or she has in such securities or issuer thereof (other than an interest in publicly traded securities where the total investment is less than or equal to $25,000), including:

                 o any direct or indirect beneficial ownership of any securities of such issuer;

                 o any contemplated transaction by the Nonmanagement Board Member in such securities;

                 o  any position with such issuer or its affiliates; and

                 o any present or proposed business relationship between such issuer or its affiliates and the Nonmanagement Board Member or any party in which the Nonmanagement Board Member has a beneficial ownership interest (see "Beneficial Ownership", Section Four, "Restrictions on Transaction in Mellon Securities").

                    PORTFOLIO INFORMATION - No Nonmanagement Board Member may divulge the current portfolio positions, or current or anticipated portfolio transactions, programs or studies, of Mellon, Dreyfus or any Dreyfus-managed fund, to anyone unless it is properly within his or her responsibilities as a Nonmanagement Board Member to do so.

                    MATERIAL NONPUBLIC INFORMATION - No Nonmanagement Board Member may engage in or recommend any securities transaction, for his or her own benefit or for the benefit of others, including Mellon, Dreyfus or any Dreyfus-managed fund, while in possession of material nonpublic information. No Nonmanagement Board Member may communicate material nonpublic information to others unless it is properly within his or her responsibilities as a Nonmanagement Board Member to do so.

                    PRECLEARANCE FOR PERSONAL SECURITIES TRANSACTIONS -

                    Nonmanagement Board Members ARE PERMITTED to engage in personal securities transactions without obtaining prior approval from the Preclearance Compliance Officer.

                    PERSONAL SECURITY TRANSACTIONS REPORTS -

                 o  "INDEPENDENT" MUTUAL FUND BOARD MEMBERS - Any
                    "Independent" Mutual Fund Board Members, as defined above, who effects a securities transaction where he or she knew, or in the ordinary course of fulfilling his or her official duties should have known, that during the 15-day period immediately preceding or after the date of such transaction, the same security was purchased or sold, or was being considered for purchase or sale by Dreyfus (including any investment company or other account managed by Dreyfus), are required to report such personal securities transaction. In the event a personal securities transaction report is required, it must be submitted to the Preclearance Compliance Officer not later than ten days after the end of the calendar quarter in which the transaction to which the report relates was effected. The report must include the date of the transaction, the title and number of shares or principal amount of the security, the nature of the transaction (e.g., purchase, sale or any other type of acquisition or disposition), the price at which the transaction was effected and the name of the broker or other entity with or through whom the transaction was effected. This reporting requirement can be satisfied by sending a copy of the confirmation statement regarding such transactions to the Preclearance Compliance Officer within the time period specified. Notwithstanding the foregoing, personal securities transaction reports are NOT required with respect to any securities transaction described in "Exemption from the Requirement to Preclear" in Part III.

                 o DREYFUS BOARD MEMBERS AND "INTERESTED" MUTUAL FUND BOARD MEMBERS - Dreyfus Board Members and Mutual Fund Board Members who are "interested persons" of an investment company, as defined by the Investment Company Act of 1940, are required to report their personal securities transactions. Personal securities transaction reports are required with respect to any securities transaction other than those described in "Exemptions from Requirement to Preclear" on Page 21. Personal securities transaction reports are required to be submitted to the Preclearance Compliance Officer not later than ten days after the end of the calendar quarter in which the transaction to which the report relates was effected. The report must include the date of the transaction, the title and number of shares or principal amount of the security, the nature of the transaction (e.g., purchase, sale or any other type of acquisition or disposition), the price at which the transaction was effected and the name of the broker or other entity with or through whom the transaction was effected. This reporting requirement can be satisfied by sending a copy of the confirmation statement regarding such transactions to the Preclearance Compliance Officer within the time period specified.

                    CONFIDENTIAL TREATMENT
                    THE PRECLEARANCE COMPLIANCE OFFICER WILL USE HIS OR HER BEST EFFORTS TO ASSURE THAT ALL PERSONAL SECURITIES TRANSACTION REPORTS ARE TREATED AS "PERSONAL AND CONFIDENTIAL." HOWEVER, SUCH DOCUMENTS WILL BE AVAILABLE FOR INSPECTION BY APPROPRIATE REGULATORY AGENCIES AND OTHER PARTIES WITHIN AND OUTSIDE MELLON AS ARE NECESSARY TO EVALUATE COMPLIANCE WITH OR SANCTIONS UNDER THIS POLICY.

GLOSSARY
-------------------------
DEFINITIONS

                 o APPROVAL - written consent or written notice of nonobjection.

                 o ASSOCIATE - any employee of Mellon Bank Corporation or its direct or indirect subsidiaries; does not include outside consultants or temporary help.

                 o BENEFICIAL OWNERSHIP - securities owned of record or held in the associate's name are generally considered to be beneficially owned by the associate.

                    Securities held in the name of any other person are deemed to be beneficially owned by the associate if by reason of any contract, understanding, relationship, agreement or other arrangement, the associate obtains therefrom benefits substantially equivalent to those of ownership, including the power to vote, or to direct the disposition of, such securities. Beneficial ownership includes securities held by others for the associate's benefit (regardless of record ownership), e.g. securities held for the associate or members of the associate's immediate family, defined below, by agents, custodians, brokers, trustees, executors or other administrators; securities owned by the associate, but which have not been transferred into the associate's name on the books of the company; securities which the associate has pledged; or securities owned by a corporation that should be regarded as the associate's personal holding corporation. As a natural person, beneficial ownership is deemed to include securities held in the name or for the benefit of the associate's immediate family, which includes the associate's spouse, the associate's minor children and stepchildren and the associate's relatives or the relatives of the associate's spouse who are sharing the associate's home, unless because of countervailing circumstances, the associate does not enjoy benefits substantially equivalent to those of ownership. Benefits substantially equivalent to ownership include, for example, application of the income derived from such securities to maintain a common home, meeting expenses that such person otherwise would meet from other sources, and the ability to exercise a controlling influence over the purchase, sale or voting of such securities. An associate is also deemed the beneficial owner of securities held in the name of some other person, even though the associate does not obtain benefits of ownership, if the associate can vest or revest title in himself at once, or at some future time.

                    In addition, a person will be deemed the beneficial owner of a security if he has the right to acquire beneficial ownership of such security at any time (within 60 days) including but not limited to any right to acquire: (1) through the exercise of any option, warrant or right; (2) through the conversion of a security; or (3) pursuant to the power to revoke a trust, nondiscretionary account or similar arrangement.

                    With respect to ownership of securities held in trust, beneficial ownership includes ownership of securities as a trustee in instances where either the associate as trustee or a member of the associate's "immediate family" has a vested interest in the income or corpus of the trust, the ownership by the associate of a vested beneficial interest in the trust and the ownership of securities as a settlor of a trust in which the associate as the settlor has the power to revoke the trust without obtaining the consent of the beneficiaries. Certain exemptions to these trust beneficial ownership rules exist, including an exemption for instances where beneficial ownership is imposed solely by reason of the associate being settlor or beneficiary of the securities held in trust and the ownership, acquisition and disposition of such securities by the trust is made without the associate's prior approval as settlor or beneficiary. "Immediate family" of an associate as trustee means the associate's son or daughter (including any legally adopted children) or any descendant of either, the associate's stepson or stepdaughter, the associate's father or mother or any ancestor of either, the associate's stepfather or stepmother and his spouse.

                    To the extent that stockholders of a company use it as a personal trading or investment medium and the company has no other substantial business, stockholders are regarded as beneficial owners, to the extent of their respective interests, of the stock thus invested or traded in. A general partner in a partnership is considered to have indirect beneficial ownership in the securities held by the partnership to the extent of his pro rata interest in the partnership. Indirect beneficial ownership is not, however, considered to exist solely by reason of an indirect interest in portfolio securities held by any holding company registered under the Public Utility Holding Company Act of 1935, a pension or retirement plan holding securities of an issuer whose employees generally are beneficiaries of the plan and a business trust with over 25 beneficiaries.

                    Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership as part of a plan or scheme to evade the reporting requirements of the Securities Exchange Act of 1934 shall be deemed the beneficial owner of such security.

                    The final determination of beneficial ownership is a question to be determined in light of the facts of a particular case. Thus, while the associate may include security holdings of other members of his family, the associate may nonetheless disclaim beneficial ownership of such securities.

                 o "CHINESE WALL" POLICY - procedures designed to restrict the flow of information within Mellon from units or individuals who are likely to receive material nonpublic information to units or individuals who trade in securities or provide investment advice. (see pages 12-14).

                 o  CORPORATION - Mellon Bank Corporation.

                 o  DREYFUS - The Dreyfus Corporation and its subsidiaries.

                 o DREYFUS ASSOCIATE - any employee of Dreyfus; does not include outside consultants or temporary help.

                 o  EXEMPT SECURITIES - Exempt Securities are defined as:

                    - securities issued or guaranteed by the United States
                      government or agencies or instrumentalities;

                    - bankers' acceptances;

                    - bank certificates of deposit and time deposits;

                    - commercial paper;

                    - repurchase agreements; and

                    - securities issued by open-end investment companies.

                 o GENERAL COUNSEL - General Counsel of Mellon Bank Corporation or any person to whom relevant authority is delegated by the General Counsel.

                 o INDEX FUND - an investment company which seeks to mirror the performance of the general market by investing in the same stocks (and in the same proportion) as a broad-based market index.

                 o INITIAL PUBLIC OFFERING (IPO) - the first offering of a company's securities to the public.

                 o INVESTMENT COMPANY - a company that issues securities that represent an undivided interest in the net assets held by the company. Mutual funds are investment companies that issue and sell redeemable securities representing an undivided interest in the net assets of the company.

                 o MANAGER OF CORPORATE COMPLIANCE - - the associate within the Risk Management and Compliance Department of Mellon Bank Corporation who is responsible for administering the Confidential Information and Securities Trading Policy, or any person to whom relevant authority is delegated by the Manager of Corporate Compliance.

                 o MELLON - Mellon Bank Corporation and all of its direct and indirect subsidiaries.

                 o NAKED OPTION - an option sold by the investor which obligates him or her to sell a security which he or she does not own.

                 o NONDISCRETIONARY TRADING ACCOUNT - an account over which the associated person has no direct or indirect control over the investment decision-making process.

                 o OPTION - a security which gives the investor the right but not the obligation to buy or sell a specific security at a specified price within a specified time.

                 o PRECLEARANCE COMPLIANCE OFFICER - a person designated by the Manager of Corporate Compliance, to administer, among other things, associates' preclearance request for a specific business unit.

                 o PRIVATE PLACEMENT - an offering of securities that is exempt from registration under the Securities Act of 1933 because it does not constitute a public offering.

                 o SENIOR MANAGEMENT COMMITTEE - the Senior Management Committee of Mellon Bank Corporation.

                 o SHORT SALE - the sale of a security that is not owned by the seller at the time of the trade.

INDEX OF EXHIBITS
----------------------------


EXHIBIT A              SAMPLE REPORT TO MANAGER OF CORPORATE COMPLIANCE

EXHIBIT B              SAMPLE INSTRUCTION LETTER TO BROKER

EXHIBIT C              PRECLEARANCE REQUEST FORM

EXHIBIT D              PERSONAL SECURITIES HOLDINGS FORM

EXHIBIT A

SAMPLE REPORT TO MANAGER OF CORPORATE COMPLIANCE

--------------------------------------------------------------------------------

----------------------------------------------------------------------------

                                                       MELLON INTEROFFICE
                                                       MEMORANDUM


    Date:                                              From:         Associate
      To:  Manager, Corporate Compliance               Dept:
                                                       Aim #:
   Aim #:  151-4342                                    Phone:
                                                       Fax:

----------------------------------------------------------------------------


           RE:   REPORT OF SECURITIES TRADE

           Type of Associate:   _________         Insider Risk
                                _________         Investment
                                _________         Other


           Type of Security:    _________         Mellon Bank Corporation
                                _________         Mellon Bank Corporation -
                                                  optional cash
                                                  purchases under Dividend
                                                  Reinvestment
                                                  and Common Stock Purchase Plan
                                _________         Mellon Bank Corporation -
                                                  exercise of an employee stock
                                                  option

           Attached is a copy of the confirmation slip for a securities trade I engaged in on _____________________, 19xx.

           or

           On _____________________, 19xx, I (purchased/sold) __________________
           shares of ___________________________ through (broker). I will arrange to have a copy of the confirmation slip for this trade delivered to you as soon as possible.


--------------------------------------------------------------------------------

EXHIBIT B1
-----------------------------

FOR NON-DREYFUS ASSOCIATES

--------------------------------------------------------------------------------

         Date

         Broker ABC
         Street Address
         City, State  ZIP

         Re:      John Smith & Mary Smith
                  Account No. xxxxxxxxxxxxx

         In connection with my existing brokerage accounts at your firm noted above, please be advised that the Risk Management and Compliance Department of Mellon Bank should be noted as an "Interested Party" with respect to my accounts. They should, therefore, be sent copies of all trade confirmations and account statements relating to my account.

         Please send the requested documentation ensuring the account holder's name appears on all correspondence to:


                          Manager, Corporate Compliance
                          Mellon Bank
                          P.O. Box 3130
                          Pittsburgh, PA 15230-3130

         Thank you for your cooperation in this request.

         Sincerely yours,



         Associate


         cc:      Manager, Corporate Compliance (151-4342)


--------------------------------------------------------------------------------

EXHIBIT B2
-----------------------------

FOR DREYFUS ASSOCIATES

--------------------------------------------------------------------------------

         Date

         Broker ABC
         Street Address
         City, State  ZIP

         Re:      John Smith & Mary Smith
                  Account No. xxxxxxxxxxxxx

         In connection with my existing brokerage accounts at your firm noted above, please be advised that the Risk Management and Compliance Department of Dreyfus Corporation should be noted as an "Interested Party" with respect to my accounts. They should, therefore, be sent copies of all trade confirmations and account statements relating to my account.

         Please send the requested documentation ensuring the account holder's name appears on all correspondence to:


                                   Compliance Officer at The Dreyfus Corporation 200 Park Avenue
                                   Legal Department
                                   New York, NY 10166

         Thank you for your cooperation in this request.


         Sincerely yours,



         Associate

         cc:      Dreyfus Compliance

--------------------------------------------------------------------------------

EXHIBIT C1
----------------------
PRECLEARANCE REQUEST FORM                                 NON DREYFUS ASSOCIATES
================================================================================
To:      Manager, Corporate Compliance 151-4342 (All Insider and Other
         Associates)
         Designated Preclearance Compliance Officer (All Investment Associates excluding Dreyfus)
--------------------------------------------------------------------------------
Associate Name:                          Title:                   Date:


--------------------------------------------------------------------------------
Phone #:             AIM #:              Social Security #:       Department:


================================================================================
ACCOUNT INFORMATION

Account Name:        Account Number:     Name of Broker/Bank:


--------------------------------------------------------------------------------
Relationship to registered owner(s) (if other than associate)


--------------------------------------------------------------------------------
I hereby request approval to execute the following trade in the above account:
================================================================================
TRANSACTION DETAIL
--------------------------------------------------------------------------------
Buy:                 Sell:               Security/Contract:       No. of Shares:


--------------------------------------------------------------------------------
If sale, date acquired:  Margin          Initial Public           Private
                         Transaction:    Offering:                Placement:
                         [ ] Yes         [ ] Yes                  [ ] Yes

--------------------------------------------------------------------------------
DISCLOSURE STATEMENT

I hereby represent that, to the best of my knowledge, neither I nor the registered account holder is (1) attempting to benefit personally from any existing business relationship between the issuer and Mellon or any Mellon-related fund or affiliate; (2) engaging in any manipulative or deceptive trading activity; (3) in possession of any material non-public information concerning the security to which is request relates.

--------------------------------------------------------------------------------
Associate Signature:                                      Date:



--------------------------------------------------------------------------------
================================================================================
COMPLIANCE OFFICER USE ONLY
--------------------------------------------------------------------------------
Approved:          Disapproved:         Authorized Signatory:       Date:



--------------------------------------------------------------------------------
Comments:


--------------------------------------------------------------------------------
Note: This preclearance will lapse at the end of the day on ____________, 19__. If you decide not to effect the trade, please notify me.
--------------------------------------------------------------------------------
Date:                                   By:


--------------------------------------------------------------------------------

EXHIBIT C2
----------------------
PRECLEARANCE REQUEST FORM                               DREYFUS ASSOCIATES ONLY
================================================================================
To:      Dreyfus Compliance Officer

--------------------------------------------------------------------------------
Associate Name:                            Title:                   Date:


--------------------------------------------------------------------------------
Phone #:             AIM #:                Social Security #:       Department:


================================================================================
ACCOUNT INFORMATION

Account Name:        Account Number:       Name of Broker/Bank:


--------------------------------------------------------------------------------
Relationship to registered owner(s) (if other than associate)


--------------------------------------------------------------------------------
I hereby request approval to execute the following trade in the above account:
================================================================================
TRANSACTION DETAIL
--------------------------------------------------------------------------------
Buy:                 Sell:                 Security/Contract:       Symbol:


--------------------------------------------------------------------------------
Amount:              Current Market        If sale, date            Margin
                     Price:                acquired:                Transaction

--------------------------------------------------------------------------------
Is this a New Issue?                       Is this a Private Placement?
[ ] Yes     [ ] No                         [ ] Yes     [ ] No

--------------------------------------------------------------------------------
Reason for Transaction, identify source:


--------------------------------------------------------------------------------
================================================================================
DISCLOSURE STATEMENT
--------------------------------------------------------------------------------
I hereby represent that, to the best of my knowledge, neither I nor the registered account holder is (1) attempting to benefit personally from any existing business relationship between the issuer and Mellon or any Mellon-related fund or affiliate; (2) engaging in any manipulative or deceptive trading activity; (3) in possession of any material non-public information concerning the security to which is request relates.
--------------------------------------------------------------------------------
Associate Signature:                                                Date:


--------------------------------------------------------------------------------
================================================================================
COMPLIANCE OFFICER USE ONLY
--------------------------------------------------------------------------------
Approved:            Disapproved:          Authorized Signatory:    Date:


--------------------------------------------------------------------------------
Comments:


--------------------------------------------------------------------------------
Note: This preclearance will lapse at the end of the day on ___________, 19__. If you decide not to effect the trade, please notify me.
--------------------------------------------------------------------------------
Date:                                      By:

--------------------------------------------------------------------------------

EXHIBIT D1

------------------------------

     Return to:   Manager, Corporate Compliance
                  Mellon Bank
                  P.O. Box 3130
                  Pittsburgh, PA  15230-3130


                         STATEMENT OF SECURITY HOLDINGS

     As of _____________________

     1. List of all securities in which you, your immediate family, any other member of your immediate household, or any trust or estate of which you or your spouse is a trustee or fiduciary or beneficiary, or of which your minor child is a beneficiary, or any person for whom you direct or effect transactions under a power of attorney or otherwise, maintain a beneficial ownership - (see Glossary in Policy). If none, write NONE. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, bankers' acceptances, bank certificates of deposit and time deposits, commercial paper, repurchase agreements and shares of registered investment companies need NOT be listed. IF YOUR LIST IS EXTENSIVE, PLEASE ATTACH A COPY OF THE MOST RECENT STATEMENT FROM YOUR BROKER(S), RATHER THAN LIST THEM ON THIS FORM.

     -----------------------------------------------------------------------------------------------------------------------
                NAME OF SECURITY                           TYPE OF SECURITY                       AMOUNT OF SHARES
     -----------------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------

     2. List the names and addresses of any broker/dealers holding accounts in which you have a beneficial interest, including the name of your registered representative (if applicable), the account registration and the relevant account numbers. If none, write NONE.

     -----------------------------------------------------------------------------------------------------------------------
           BROKER/                ADDRESS                      NAME OF                     ACCOUNT              ACCOUNT
            DEALER                                           REGISTERED                  REGISTRATION          NUMBER(S)
                                                           REPRESENTATIVE
     -----------------------------------------------------------------------------------------------------------------------
                                                                                                              <C

     -----------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------

     I certify that the statements made by me on this form are true, complete and correct to the best of my knowledge and belief, and are made in good faith. I acknowledge I have read, understood and complied with the Confidential Information and Securities Trading Policy.

     ---------------------------------------------------------------------------
     Date:                                          Printed Name:


     ---------------------------------------------------------------------------
                                                    Signature:

     ---------------------------------------------------------------------------

EXHIBIT D2
----------------------

     Return to:   Compliance Officer at the Dreyfus Corporation
                  200 Park Avenue
                  Legal Department
                  New York, NY 10166


                         STATEMENT OF SECURITY HOLDINGS

     As of ________________________

     1. List of all securities in which you, your immediate family, any other member of your immediate household, or any trust or estate of which you or your spouse is a trustee or fiduciary or beneficiary, or of which your minor child is a beneficiary, or any person for whom you direct or effect transactions under a power of attorney or otherwise, maintain a beneficial interest. If none, write NONE. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, bankers' acceptances, bank certificates of deposit and time deposits, commercial paper, repurchase agreements and shares of registered investment companies need NOT be listed. IF YOUR LIST IS EXTENSIVE, PLEASE ATTACH A COPY OF THE MOST RECENT STATEMENT FROM YOUR BROKER(S), RATHER THAN LIST THEM ON THIS FORM.

     -----------------------------------------------------------------------------------------------------------------------
                NAME OF SECURITY                           TYPE OF SECURITY                       AMOUNT OF SHARES
     -----------------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------

     2. List the names and addresses of any broker/dealers holding accounts in which you have a beneficial interest, including the name of your registered representative (if applicable), the account registration and the relevant account numbers. If none, write NONE.

     -----------------------------------------------------------------------------------------------------------------------
           BROKER/                ADDRESS                      NAME OF                     ACCOUNT              ACCOUNT
            DEALER                                           REGISTERED                  REGISTRATION          NUMBER(S)
                                                           REPRESENTATIVE
     -----------------------------------------------------------------------------------------------------------------------
                                                                                                              <C

     -----------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------

     I certify that the statements made by me on this form are true, complete and correct to the best of my knowledge and belief, and are made in good faith. I acknowledge I have read, understood and complied with the Confidential Information and Securities Trading Policy.

     ---------------------------------------------------------------------------
     Date:                                          Printed Name:


     ---------------------------------------------------------------------------
                                                    Signature:

     ---------------------------------------------------------------------------

GREAT COMPANIES, L.L.C.
CODE OF ETHICS


                             GREAT COMPANIES, L.L.C.

                                 CODE OF ETHICS

This Code of Ethics has been adopted by the Managers of Great Companies, L.L.C. ("Great Companies") in accordance with Rule 17j-1(b) under the Investment Company Act of 1940, as amended (the "Act"), and the Recommendations of the Investment Company Institute Advisory Group on Personal Investing. Rule 17j-1 under the Act generally proscribes fraudulent or manipulative practices with respect to purchases or sales of securities held or to be acquired by investment companies, if effected by associated persons of such investment companies.

While affirming its confidence in the integrity and good faith of all of its employees, officers, and directors, Great Companies recognizes that certain of its personnel have or may have knowledge of present or future portfolio transactions and, in certain instances, the power to influence portfolio transactions made by or for Great Companies Clients, and that if such individuals engage in personal transactions in securities that are eligible for investment by Clients, these individuals could be in a position where their personal interests may conflict with the interests of Clients.

In view of the foregoing and of the provisions of Rule 17j-1(b)(1) under the Act, Great Companies has determined to adopt this Code of Ethics to specify and prohibit certain types of transactions deemed to create actual conflicts of interest, the potential for conflicts, or the appearance of conflicts, and to establish reporting requirements and enforcement procedures.

GREAT COMPANIES, L.L.C.
CODE OF ETHICS


I.       STATEMENT OF GENERAL PRINCIPLES

In recognition of the trust and confidence placed in Great Companies by its Clients and to give effect to Great Companies belief that its operations should be directed to benefit its Clients, Great Companies hereby adopts the following general principles to guide the actions of its employees, officers, and directors:

1. The interests of Clients are paramount. All Great Companies personnel must conduct themselves and their operations to give maximum effect to this tenet by assiduously placing the interests of Clients before their own.

2. All personal transactions in securities by Great Companies personnel must be accomplished so as to avoid even the appearance of a conflict of interest on the part of such personnel with the interests of a Client.

3. All Great Companies personnel must avoid actions or activities that allow (or appear to allow) a person to profit or benefit from his or her position with respect to a Client, or that otherwise bring into question the person's independence or judgment.

II.      DEFINITIONS

1.       "Access Person" means (i) every director or officer of Great Companies,
         (ii) every employee of Great Companies who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the Purchase or Sale of a Security by a Client, or whose functions relate to the making of any recommendations with respect to such purchases or sales, and (iii) any natural person in a Control relationship to Great Companies who obtains information concerning recommendations made by Great Companies with respect to the Purchase or Sale of a Security by a Client.

GREAT COMPANIES, L.L.C.
CODE OF ETHICS


2. "Beneficial Ownership" of a Security is to be determined in the same manner as it is for purposes of Section 16 of the Securities Exchange Act of 1934. This means that a person should generally consider himself of herself the beneficial owner of any securities in which he or she has a direct or indirect pecuniary interest. In addition, a person should consider himself or herself the beneficial owner of securities held by (i) his or her spouse or partner, (ii) minor children, (iii) a relative who shares his or her home, or (iv) other persons by reason of any contract, arrangement, understanding, or relationship that provides him or her with sole or shared voting or investment power over the securities held by such person.

3. "Control" shall have the same meaning as that set forth in Section 2(a)(9) of the Act. Section 2(a)(9) provides that "control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. Ownership of 25% or more of a company's outstanding voting securities is presumed to give the holder of those securities control over the company. This is a rebuttable presumption, and it may be countered by the facts and circumstances of the given situation. A natural person shall not be presumed to be a controlled person.

4. "Client" means any investment company registered under the Act, a series of an investment company registered under the Act, or a separately managed investment management account for which Great Companies acts as investment adviser or sub-adviser.

5. "Initial Public Offering" means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934.

GREAT COMPANIES, L.L.C.
CODE OF ETHICS


6. "Investment Personnel" means (a) any portfolio manager and (b) Security analysts, traders and other personnel, who provide information and/or advice to any portfolio manager, or who execute or help execute any portfolio manager's decisions.

7. "Limited Offering" means an offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) or Section 4(6) or pursuant to Rules 504, 505, or 506 under the Securities Act of 1933. The term includes so-called private placements such as any investment limited partnership that is exempt from registration.

8. An Access Person's "Personal Account" means any Securities account in which such Access Person has direct or indirect Beneficial Ownership.

9. "Purchase or Sale of a Security" includes, among other things, the writing of an option to purchase or sell a Security.

10. The designated "Review Officer" is the [___________________] of Great Companies. The "Alternate Review Officers" are [(i)] ________________ of Great Companies. In the absence of the Review Officer, an Alternate Review Officer shall act in all respect in the manner prescribed herein for the Review Officer. A "Code of Ethics Officer," as designated by the Review Officer, shall act under the direction and supervision of the Review Officer.

11. A "Related Security" is any Security whose value directly fluctuates as a result of a change in the value of a Security or Limited Offering in the Securities Universe.

12. "Security" shall have the same meaning as that set forth in Section 2(a)(36) of the Act, except that it shall not include securities issued by the Government of the United States or an agency thereof, bankers' acceptances, bank certificates

GREAT COMPANIES, L.L.C.
CODE OF ETHICS


         of deposit, commercial paper, and shares of registered open-end mutual funds. The term includes any investment limited partnership that is registered under the Securities Act of 1933 and any Initial Public Offering.

13. A "Limited Offering or Security Held or to be Acquired" by a Client means any Limited Offering or Security which, within the most recent 15 days, (i) is or has been held by a Client or (ii) is being or has been considered by Great Companies for purchase for a Client.

14. A Limited Offering or Security is "Being Purchased or Sold" by a Client from the time when a recommendation has been communicated to the persons who place the buy and sell orders for a Client until the time when such program has been fully completed or terminated.

15. "Security Universe" means only the Securities or Limited Offerings held or to be acquired by Great Companies, or a subsidiary of Great Companies located on the same premises as Great Companies or using Great Companies security transaction facilities for a Client.

III.     PROHIBITED PURCHASES AND SALES OF SECURITIES AND LIMITED OFFERINGS.

1. No Access Person shall, in connection with the purchase or sale, directly or indirectly, by such person of a Limited Offering or Security Held or to be Acquired by any Client:

         a)       employ any device, scheme, or artifice to defraud such Client;

GREAT COMPANIES, L.L.C.
CODE OF ETHICS


         b) make to such Client any untrue statement of a material fact or omit to state to such Client a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

         c) engage in any act, practice, or course of business that would operate as a fraud or deceit upon such Client; or

         d) engage in any manipulative practice with respect to such Client.

2. Subject to Section IV of this Code, no Access Person may purchase or sell, directly or indirectly, a Security or Limited Offering for a Personal Account at the same time that the same Security, Limited Offering or a Related Security is in the Security Universe.

3. No Access Person shall reveal to any other person (except in the normal course of his or her duties on behalf of any Client) any information regarding transactions in Securities or Limited Offerings by any Client or the Security Universe.

4. No Access Person shall recommend any transaction in Securities or Limited Offering by any Client without having disclosed his or her interest, if any, in such Securities or Limited Offering or the issuer thereof, including without limitation:

         a) the Access Person's direct or indirect Beneficial Ownership of any Securities or Limited Offerings of such issuer;

         b) any contemplated transaction by the Access Person in such Securities or Limited Offering;

GREAT COMPANIES, L.L.C.
CODE OF ETHICS


         c) any position the Access Person has with such issuer or its affiliates (for example, a directorship); and

         d) any present or proposed business relationship between such issuer or its affiliates, on the one hand, and the Access Person or any party in which the Access Person has a significant interest, on the other; provided, however, that in the event the interest of such Access Person in such Securities, Limited Offering or issuer is not material to his or her personal net worth and any contemplated transaction by the Access Person in such Securities or Limited Offering cannot reasonably be expected to have a material adverse effect on any such transaction by any Client or on the market for the Securities or Limited Offering generally, that Access Person shall not be required to disclose his or her interest in the Securities, Limited Offering or the issuer in connection with any such recommendation.

5. Every Access Person is prohibited from directly or indirectly acquiring beneficial ownership in any securities in an Initial Public Offering.

6. Every Access Person must obtain prior written approval from the Limited Offering Review Committee before directly or indirectly acquiring or selling any beneficial ownership in a Limited Offering.

7. No Investment Personnel shall profit from the purchase and sale, or sale and purchase, of the same (or an equivalent) Security within a 60-day calendar day period. This 60-day period will not include any purchase or sale made pursuant to the exercise or expiration of an option on a Security; provided that such exercise or expiration is not at the discretion of the Investment Personnel. Other exceptions to this policy are permitted only with the approval of the Review Officer.

GREAT COMPANIES, L.L.C.
CODE OF ETHICS


8. Subject to Section IV of this Code, new employees who at the date of their employment own, directly or indirectly, any Security included in the Security Universe or a Limited Offering and current employees with a Security holding that subsequently is included in the Security Universe are prohibited from engaging in any transaction which might be deemed to violate Section III (1) of this Code.

IV.      PRE-CLEARANCE OF TRANSACTIONS.

A. Limited Offerings

         1. As provided in Section III(3) of this Code, every person must obtain prior written approval from the Limited Offering Review Committee before directly or indirectly acquiring or selling any beneficial ownership in a Limited Offering. This pre-clearance approval process is governed by the Pre-Clearance Procedures and Conditions for Limited Offerings which are attached to and made part of this Code. The Review Officer shall report all such transactions to the Board of Directors Great Companies.

B. Securities

         1. Except as provided in Section IV(3) of this Code, every Access Person must pre-clear each proposed transaction in Securities with the Review Officer prior to proceeding with the transaction. No transaction in Securities shall be effected without the prior written approval of the Review Officer. In determining whether to grant such clearance, the Review Officer shall refer to Section IV(4) below. Pre-clearance of a Securities transaction is valid for two (2) business days.

         2. In determining whether to grant approval for the purchase of a Security offered in a private placement, the Review Officer shall take into account, among other factors, whether the investment opportunity should be

GREAT COMPANIES, L.L.C.
CODE OF ETHICS


                  reserved for a Client, and whether the opportunity is being offered to the Access Person by virtue of his or her position with Great Companies.

         3. The pre-clearance requirements of Section IV(1) shall not apply to the following transactions:

                  a) Purchases or sales over which the Access Person has no direct or indirect influence or Control.

                  b) Purchases or sales that are non-volitional on the part of the Access Person, including purchases or sales upon exercise of puts or calls written by the Access Person and sales from a margin account pursuant to a BONA FIDE margin call.

                  c) Purchases that are part of an automatic dividend reinvestment plan.

                  d) Purchases effected upon the exercise of rights issued by an issuer PRO RATA to all holders of a class of its Securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

                  e) Purchases or sales of Securities that are not eligible for inclusion in the Securities Universe.

         4. Transactions that may be entitled to clearance from the Review Officer include transactions, which appear upon reasonable inquiry and investigation to present no reasonable likelihood of harm to any Client and with respect to registered investment companies, which are otherwise in accordance with Rule 17j-1. Such transactions would normally include purchases or sales of up to 1,000 shares of a Security that is in the

GREAT COMPANIES, L.L.C.
CODE OF ETHICS


                  Security Universe (but not then Being Purchased or Sold) if the issuer has a market capitalization of over $1 billion. The Review Officer shall report all such transactions to the Board of Directors of Great Companies.

V.       ADDITIONAL RESTRICTIONS AND REQUIREMENTS.

1. The receipt of any gift, favor, gratuity or other thing ("Gift") by an Access Person from any person or entity that does business with Great Companies with a fair market value in excess of $100 requires pre-approval by the Review Officer prior to its acceptance. Gifts do not include occasional participation in lunches, dinners, cocktail parties, sporting activities or similar gatherings conducted for business purposes. No Access Person or member of his or her family may accept a Gift or consider the prior receipt of a Gift when exercising his or her fiduciary responsibilities.

2. No Investment Personnel shall accept a position as a director, trustee, or general partner of a publicly traded company or partnership unless the acceptance of such position has been approved by the Review Officer as consistent with the interests of the Clients.

3. Every Access Person must direct each brokerage firm or bank at which the Access Person maintains a securities account to send duplicate copies of confirmations of all personal securities transactions and copies of periodic statements for all securities accounts promptly to Great Companies Compliance Officer. Compliance with this provision can be effected by the Access Person providing duplicate copies of all such statements directly to the Compliance Officer.

GREAT COMPANIES, L.L.C.
CODE OF ETHICS


VI.      REPORTING OBLIGATIONS

1. Every Access Person shall report all transactions in which such Access Person has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership in Securities and Limited Offerings provided: however, that an Access Person shall not be required to make a report with respect to transactions effected for any account over which such person does not have any direct or indirect influence. Reports shall be filed with the Compliance Officer each quarter. The Review Officer shall submit confidential quarterly reports with respect to his or her own personal securities transactions to the Alternate Review Officer, who shall act in all respects in the manner prescribed herein for the Review Officer.

2. Every report shall be made not later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected, and shall contain the following information:

         a) the date of the transaction, the title and the number of shares, and the principal amount of each Security and Limited Offering involved;

         b) the nature of the transaction (I.E., purchase, sale or any other type of acquisition or disposition);

         c)       the price at which the transaction was effected;

         d) the name of the broker, dealer, bank or other entity with or through whom the transaction was effected; and

         e)       the date the report was signed.

GREAT COMPANIES, L.L.C.
CODE OF ETHICS


3. Any such report may refer to the information contained in the statements required by Section V (3) of this Code.

4. Any such report may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect Beneficial Ownership in the Security or Limited Offering to which the report relates.

5. Every Access Person shall report the name of any publicly-traded company (or any company anticipating a public offering of its equity securities) and the total number of its shares beneficially owned by him or her if such total ownership is more than 1/2 of 1% of the company's outstanding shares.

6. In the event that no reportable transactions occurred during the quarter, the report should be so noted and returned signed and dated.

7. No later than 10 days after the end of a calendar quarter, each access person must report to the Compliance Officer all accounts opened during the quarter in which Securities or Limited Offerings were held for the direct or indirect benefit of the Access Person. Specifically, the Access Person must report:

         a) the name of the broker, dealer, bank or other entity with whom the account was opened;

         b)       the date the account was opened; and

         c)       the date the Access Person signed the report.

8. Reports maintained pursuant to Rule 204-2(a)(12) under the Advisers Act shall meet the requirements for reports required to be made under this section.

GREAT COMPANIES, L.L.C.
CODE OF ETHICS


9. Within 10 days of becoming an Access Person, every Access Person must provide to the Review Officer a complete listing of all Securities and Limited Offerings owned by such person and thereafter must submit a revised list of such holdings as of December 31 of each subsequent year to the Compliance Officer.

10.      Every Access Person shall certify annually that he or she:

         a) has read and understands this Code and recognized that he/she is subject to it;

         b)       has complied with the Code during the past year;

         c)       will comply with the Code during the upcoming year; and

         d) has disclosed and reported all personal Securities and Limited Offering transactions required to be disclosed or reported.


VII.     REVIEW AND ENFORCEMENT

1. The Code of Ethics Officer shall review all reports submitted pursuant to Section VI.

2. The Code of Ethics Officer shall provide a comparison of all reported personal transactions with completed portfolio transactions of the Access Persons and a list of Securities and Limited Offerings being considered for purchase or sale by Great Companies to the Review Officer. Determination of whether a violation of this Code may have occurred will be made by the Review Officer. Before making any determination that a violation has been committed by any person, the Review Officer shall give such person an opportunity to supply additional explanatory material.

GREAT COMPANIES, L.L.C.
CODE OF ETHICS



3. If the Review Officer determines that a violation of this Code may have occurred, he or she shall submit his or her determination and any additional explanatory material provided by the individual, to an Alternate Review Officer, who shall make an independent determination as to whether a violation has occurred.

4. If the Alternate Review Officer finds that a violation has occurred, the Alternate Review Officer shall impose upon the individual such sanctions as he or she deems appropriate, including, but not limited to, a letter of censure, suspension or termination of the employment of the violator, or disgorgement of profits. There shall be no mandatory sanction for inadvertent non-compliance with the blackout trading restrictions set forth in Section III (2).

5. No Person shall participate in a determination of whether he or she has committed a violation of this Code or of the imposition of any sanction against himself. If a personal transaction of the Alternate Review Officer is under consideration, the other Alternate Review Officer or the Chief Executive Officer shall act in all respects in the manner prescribed herein for an Alternate Review Officer.

VIII.    RECORDS.

Great Companies shall maintain records in the manner and to the extent set forth below, which records shall be available for examination by representatives of the Securities and Exchange Commission.

1. A copy of this Code and any other code which is, or at any time within the past six years has been, in effect shall be preserved;

2. A record of any violation of this Code, and of any action taken as a result of such violation, shall be preserved for a period of not less than six years;

GREAT COMPANIES, L.L.C.
CODE OF ETHICS


3. A copy of each report made by an Access Person pursuant to this Code shall be preserved for a period of not less than six years; and

4. A list of all persons who are, or within the past six years have been, required to make reports pursuant to this Code shall be maintained.

5. A list of personnel who are, or within the past six years have been Review Officers, Code of Ethics Officers and members of the Limited Offering Review Committee shall be maintained.

6. A record of any decision by the Limited Offering Review Committee, and the reasons supporting the decision, to approve the acquisition or sale of a Limited Offering by an Access Person. This record will be kept for five years after the end of the fiscal year in which the approval is granted.

IX.      MISCELLANEOUS

1. All reports of Securities and Limited Offering transactions and any other information filed with Great Companies pursuant to this Code shall be treated as confidential.

2. Great Companies may from time to time adopt such interpretations of this Code as it deems appropriate.

3. The Review Officer shall prepare a report to Great Companies's Board of Directors, upon request, as to the operation of this Code and shall address in any such report the need (if any) for further changes or modifications to this Code.

Adopted this ___ day of _______ 2000.

                                 CODE OF ETHICS

                                       OF

           UAM FUNDS, INC. AND NWQ INVESTMENT MANAGEMENT COMPANY, INC.

PREAMBLE

         This Code of Ethics includes all of the provisions of the Code of Ethics adopted by the Board of Directors of the UAM Funds, Inc. (the "Fund") as last revised on September 23, 1998. This Code of Ethics is being adopted in compliance with the requirements of Sections 204A and 206of the Investment Advisers Act of 1940 (the "Advisers Act") and Rule 204-2 thereunder and Rule 17j-1 thereunder (the "Rule") adopted by the United States Securities and Exchange Commission under the Investment Company Act of 1940 (the "Act") to effectuate the purposes and objectives of those provisions. Section 204A of the Advisers Act requires the establishment and enforcement of policies and procedures reasonably designed to prevent the misuse of material, nonpublic information by investment advisers. Rule 204-2 imposes recordkeeping requirements with respect to personal securities transactions of access persons (defined below). Section 206 of the Advisers Act and the Rule make it unlawful for certain persons, including any officer or director of UAM Funds, Inc. (the "Fund") and NWQ Investment Management Company, Inc. (the "Firm") in connection with the purchase or sale by such person of a security held or to be acquired by the Fund or the Firm for its clients(1):

                  (1) To employ a device, scheme or artifice to defraud the Fund or any client or prospective client of the Firm;

                  (2) To make to the Fund any untrue statement of a material fact or omit to state to the Fund a material fact necessary in order to make the statements made, in light of the circumstances in which they are made, not misleading;

                  (3) To engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon the Fund or any client or prospective client of the Firm; or

                  (4) To engage in a manipulative practice with respect to the Fund or any client or prospective client of the Firm;

                  (5) Acting as principal for his own account, knowingly to sell any security to, or purchase any security from a client, or acting as broker for a person other than such client, knowingly to effect any sale or purchase of any security for the account of such client, without disclosing to such client in writing before the completion of such transaction the capacity in which he is acting and obtaining the consent of the client to such transaction. The prohibitions of this paragraph (5) shall not apply to any transaction with a customer of a broker or dealer if such broker or dealer is not acting as an investment adviser in relation to such transaction;

Rule 17j-1 also requires that the Fund and each adviser to the Fund adopt a written code of ethics containing provisions reasonably necessary to prevent persons from engaging in acts in violation of the above standard and use reasonable diligence and institute procedures reasonably necessary, to prevent violations of the Code. This Code contains provisions reasonably necessary to prevent persons from engaging in acts in violation of the above standard and procedures reasonably necessary to prevent violations of the Code.

-------------
    1 A security is deemed to be "held or to be acquired" if within the most recent fifteen (15) days it (i) is or has been held by the Firm for clients or by the Fund, or (ii) is being or has been considered by the Firm for purchase by the Firm's clients or the Fund.

         This Code of Ethics is adopted by the Board of Directors of the Firm in compliance with the Rule. This Code of Ethics is based upon the principle that the directors and officers of the Firm, and certain affiliated persons of the Firm, and its investment advisers, owe a fiduciary duty to, among others, the clients of the Firm and the shareholders of the Fund to conduct their affairs, including their personal securities transactions, in such manner to avoid (i) serving their own personal interests ahead of clients or shareholders; (ii) taking inappropriate advantage of their position with the Firm or the Fund; and
(iii) any actual or potential conflicts of interest or any abuse of their position of trust and responsibility. This fiduciary duty includes the duty of the compliance Officer of the Firm to report violations of this Code of Ethics to the Firm's Board of Directors and to the Fund's Compliance Officer.

POLICY STATEMENT ON INSIDER TRADING

         The Firm forbids any officer, director or employee from trading, either personally or on behalf of others, including accounts managed by the Firm, on material nonpublic information or communicating material nonpublic information to others in violation of the law. This conduct is frequently referred to as "insider trading." The Firm's policy applies to every officer, director and employee and extends to activities within and outside their duties at the Firm. Any questions regarding the Firm's policy and procedures should be referred to the Compliance Officer.

         The term "insider trading" is not defined in the federal securities laws, but generally is used to refer to the use of material nonpublic information to trade in securities (whether or not one is an "insider") or to communications of material nonpublic information to others.

         While the law concerning insider trading is not static, it is generally understood that the law prohibits:

                  1) trading by an insider, while in possession of material nonpublic information, or

                  2) trading by a non-insider, while in possession of material nonpublic information, where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated, or

                  3) communicating material nonpublic information to others.

         The concept of "insider" is broad. It includes officers, directors and employees of a company. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include, among others, a company's attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. In addition, the Firm may become a temporary insider of a company it advises or for which it performs other services. For that to occur, the company must expect the Firm to keep the disclosed nonpublic information confidential and the relationship must at least imply such a duty before the Firm will be considered an insider.

         Trading on inside information is not a basis for liability unless the information is material. "Material information" generally is defined as information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities. Information that officers, directors and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

         Information is nonpublic until it has been effectively communicated to the market place. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the SEC, or appearing in DOW JONES, REUTERS ECONOMIC SERVICES, THE WALL STREET JOURNAL or other publications of general circulation would be considered public.

Before trading for yourself or others in the securities of a company about which you may have potential inside information, ask yourself the following questions:

                  i. Is the information material? Is this information that an investor would consider important in making his or her investment decisions? Is this information that would substantially effect the market price of the securities if generally disclosed?

                  ii. Is the information nonpublic? To whom has this information been provided? Has the information been effectively communicated to the marketplace?

         If, after consideration of the above, you believe that the information is material and nonpublic, or if you have questions as to whether the information is material and nonpublic, you should take the following steps.

                  i. Report the matter immediately to the Firm's Compliance Officer.

                  ii. Do not purchase or sell the securities on behalf of yourself or others.

                  iii. Do not communicate the information inside or outside the Firm, other than to the Firm's Compliance Officer.

                  iv. After the Firm's Compliance Officer has reviewed the issue, you will be instructed to continue the prohibitions against trading and communication, or you will be allowed to trade and communicate the information.

         Information in your possession that you identify as material and nonpublic may not be communicated to anyone, including persons within the Firm, except as provided above. In addition, care should be taken so that such information is secure. For example, files containing material nonpublic information should be sealed; access to computer files containing material nonpublic information should be restricted.

         The role of the Firm's Compliance Officer is critical to the implementation and maintenance of the Firm's policy and procedures against insider trading. The Firm's Supervisory Procedures can be divided into two classifications - prevention of insider trading and detection of insider trading.

         To prevent insider trading, the Firm will:

                  i. provide, on a regular basis, an educational program to familiarize officers, directors and employees with the Firm's policy and procedures, and

                  ii. when it has been determined that an officer, director or employee of the Firm has material nonpublic information,

                           1. implement measures to prevent dissemination of such information, and

                           2. if necessary, restrict officers, directors and employees from trading the securities.

         To detect insider trading, the Firm's Compliance Officer will:

                  i. review the trading activity reports filed by each officer, director and employee, and

                  ii. review the trading activity of accounts managed by the Firm.

PERSONAL TRADING POLICIES

         A.       DEFINITIONS

         (1) "ACCESS PERSON" means any director, officer, general partner or advisory person of the Firm.

         (2) "ADVISORY PERSON" means (a) any employee of the Firm who, in connection with his regular functions or duties, normally makes, participates in, or obtains current information regarding the purchase or sale of a security by the Firm or by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (b) any natural person in a control relationship to the Firm who obtains information concerning recommendations made to the Firm or the Fund with regard to the purchase or sale of a security by the Firm or the Fund.

         (3) "AFFILIATED COMPANY" means a company which is an affiliated person.

         (4) "AFFILIATED PERSON" of another person means (a) any person directly or indirectly owning, controlling, or holding with power to vote, 5 per centum or more of the outstanding voting securities or such other person; (b) any person 5 per centum or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person; (c) any person directly or indirectly controlling, controlled by, or under common control with, such other person; (d) any officer, director, partner, copartner, or employee of such other person; (e) if such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (f) if such other person is an unincorporated investment company not having a board of directors, the depositor thereof.

         (5) A security is "BEING CONSIDERED FOR PURCHASE OR SALE" or is "BEING PURCHASED OR SOLD" when a recommendation to purchase or sell the security has been made and communicated, which includes when the Firm or the Fund has a pending "buy" or "sell" order with respect to a security, and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation. "PURCHASE OR SALE OF A SECURITY" includes the writing of an option to purchase or sell a security.

         (6) "BENEFICIAL OWNERSHIP" shall be as defined in, and interpreted in the same manner as it would be in determining whether a person is subject to the provisions of, Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder which, generally speaking, encompasses those situations where the beneficial owner has the right to enjoy some economic benefit from the ownership of the security. A person is normally regarded as the beneficial owner of securities held in the name of his or her spouse or minor children living in his or her household.

         (7) "CONTROL" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. Any person who owns beneficially, either directly or through one or more controlled companies, more than 25 per centum of the voting securities of a company shall be presumed to control such company. Any person who does not so own more than 25 per centum of the voting securities of any company shall be presumed not to control such company. A natural person shall be presumed not to be a controlled person.

         (8) "DISINTERESTED DIRECTOR" means a director who is not: an affiliated person (as defined above) of the Fund; a member of the immediate family of any natural person who is an affiliated person of the Fund; an interested person (as defined below) of the Fund, any investment adviser of the Fund or any principal underwriter for the Fund.

         (9) "INTERESTED PERSON" of another person means--

                  (a)      when used with respect to an investment company--

                           (i)      any affiliated person of such company,

                           (ii) any member of the immediate family of any natural person who is an affiliated person of such company,

                           (iii) any interested person of any investment adviser of or principal underwriter for such company,

                           (iv) any person or partner or employee of any person who at any time since the beginning of the last two completed fiscal years of such company has acted as legal counsel for such company,

                           (v) any broker or dealer registered under the Securities Exchange Act of 1934 or any affiliated person of such a broker or dealer, and

                           (vi) any natural person whom the Commission by order shall have determined to be an interested person by reason of having had, at any time since the beginning of the last two completed fiscal years of such company, a material business or professional relationship with such company or with the principal executive officer of such company or with any other investment company having the same investment adviser or principal underwriter or with the principal executive officer of such other investment company:

         PROVIDED, That no person shall be deemed to be an interested person of an investment company solely by reason of (aa) his being a member of its board of directors or advisory board or an owner of its securities, or (bb) his membership in the immediate family of any person specified in clause (aa) of this proviso.

         (10) "INVESTMENT PERSONNEL" means (a) any portfolio manager of the Firm or the Fund as defined in (12) below; and (b) securities analysts, traders and other personnel who provide information and advice to the portfolio manager or who help execute the portfolio manager's decisions.

         (11) "PERSON" means a natural person or a company.

         (12) "PORTFOLIO MANAGER" means an employee of the Firm entrusted with the direct responsibility and authority to make investment decisions affecting a Firm client or an investment company.

         (13) "SECURITY" means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, pre-organization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security," or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing. Security shall not include securities issued by the government of the United States or by federal agencies and which are direct obligations of the United States, bankers' acceptances, bank certificates of deposit, commercial paper and shares of unaffiliated registered open-end investment companies (mutual funds).

         B.       PROHIBITED TRANSACTIONS

                  (1) ACCESS PERSONS

             (a) No ACCESS PERSON shall engage in any act, practice or course of conduct, which would violate the provisions of Section 206 and Rule 17j-1 set forth above.

         UAM Funds, Inc. portfolios are managed by subsidiaries of or organizations otherwise affiliated with United Asset Management Corporation (the "Management Companies"). Under the organizational structure of the Management Companies, the entities maintain separate offices, independent operations and autonomy when making investment decisions. In view of these circumstances, advisory personnel of the Management Companies who are defined as "access persons" under the Act, under normal circumstances would have no knowledge of proposed securities transactions, pending "buy" or "sell" orders in a security, or the execution or withdrawal of an order for any other portfolio in the UAM Family of Funds for which a different Management Company serves as investment adviser. To restrict the flow of investment information related to the portfolios of the Fund, the Fund prohibits access persons at a Management Company from disclosing pending "buy" or "sell" orders for a portfolio of the Fund to any employees of any other Management Company until the order is executed or withdrawn. The Management Companies shall implement procedures designed to achieve employee awareness of this prohibition.

             (b) No ACCESS PERSON SHALL:

                           (i) purchase or sell, directly or indirectly, any security in which he has or by reason of such transaction acquires, any direct or indirect beneficial ownership and which to his or her ACTUAL KNOWLEDGE at the time of such purchase or sale:

                           (A) is being considered for purchase or sale by the Firm or the Fund, or

                           (B) is being purchased or sold by any portfolio of the Firm or the Fund; or

                           (ii) disclose to other persons the securities activities engaged in or contemplated for the various portfolios of the Firm or the Fund.

                  (2) INVESTMENT PERSONNEL

              NO INVESTMENT PERSONNEL SHALL:

                           (a) accept any gift or other thing of more than DE MINIMIS value from any person or entity that does business with or on behalf of the Firm or the Fund; for the purpose of this Code DE MINIMIS shall be considered to be the annual receipt of gifts from the same source valued at $250 or less per individual recipient, when the gifts are in relation to the conduct of the Firm's or the Fund's business;

                           (b) acquire securities, other than fixed income securities, in an initial public offering, in order to preclude any possibility of such person profiting from their positions with the Firm or the Fund;

                           (c) purchase any securities in a private placement, without prior approval of the Firm's Compliance Officer or other officer designated by the Firm's Board of Directors. Any person authorized to purchase securities in a private placement shall disclose that investment when they play a part in any subsequent consideration by the Firm or the Fund of an investment in the issuer. In such circumstances, the Firm's or the Fund's decision to purchase securities of the issuer shall be subject to independent review by investment personnel with no personal interest in the issuer;

                           (d) profit in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within sixty (60) calendar days. Trades made in violation of this prohibition should be unwound, if possible. Otherwise, any profits realized on such short-term trades shall be subject to disgorgement to the appropriate portfolio of the Firm or the Fund.

                        EXCEPTIONS: The Firm's Compliance Officer may allow
                                    exceptions to this policy on a case-by-case basis when the abusive practices that the policy is designed to prevent, such as frontrunning or conflicts of interest, are not present AND the equity of the situation strongly supports an exemption. An example is the involuntary sale of securities due to unforeseen corporate activity such as a merger. [See ss. C below]. The ban on short-term trading profits is specifically designed to deter potential conflicts of interest and frontrunning transactions, which typically involve a quick trading pattern to capitalize on a short-lived market impact of a trade by one of the Firm's portfolios. The Firm's management shall consider the policy reasons for the ban on short-term trades, as stated herein, in determining when an exception to the prohibition is permissible. The granting of an exception to this prohibition shall be permissible if the securities involved in the transaction are not (i) being considered for purchase or sale by the portfolio of the Firm that serves as the basis of the individual's "investment personnel" status or (ii) being purchased or sold by the portfolio of the Firm that serves as the basis of the individual's "investment personnel" status and, are not economically related to such securities; exceptions granted under this provision are conditioned upon receipt by a duly authorized officer of the Firm of a report (Exhibit D) of the transaction and certification by the respective investment personnel that the transaction is in compliance with this Code of Ethics (see Exhibit D).

                           (e) serve on the board of directors of any publicly traded company without prior authorization of the President or other duly authorized officer of the Fund and the President or other duly authorized officer of the Firm. Any such authorization shall be based upon a determination that the board service would be consistent with the interests of the Firm and the Fund and its shareholders. Authorization of board service shall be subject to the implementation by the Firm of "Chinese Wall" or other procedures to isolate such investment personnel from the investment personnel making decisions about trading in that company's securities.

                  (3) PORTFOLIO MANAGERS

             (a) NO PORTFOLIO MANAGER SHALL:

                                    (i)      buy or sell a security within seven
                                             (7) calendar days before and within
                                             two (2) calendar days after any
                                             portfolio of the Firm that he or
                                             she manages trades in that
                                             security. Any trades made within
                                             the proscribed period shall be
                                             unwound, if possible. Otherwise,
                                             any profits realized on trades
                                             within the proscribed period shall
                                             be disgorged to the appropriate
                                             client portfolio or the appropriate
                                             portfolio of the Fund.

         C.       EXEMPTED TRANSACTIONS

                  The prohibitions of Sections B (1)(b), B (2)(d) and B (3)(a) shall not apply to:

                  (1) purchases or sales effected in any account over which the access person has no direct or indirect influence or control;

                  (2) purchases or sales which are non-volitional on the part of either the access person or the Firm;

                  (3) purchases which are part of an automatic dividend reinvestment plan;

                  (4) purchases effected upon the exercise of rights issued by an issuer PRO RATA to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired;

                  (5) purchases or sales of securities which are not eligible for purchase by the Firm or the Fund and which are not related economically to securities purchased, sold or held by the Firm or the Fund;

                  (6) transactions which appear upon reasonable inquiry and investigation to present no reasonable likelihood of harm to the Firm's clients or to the Fund and which are otherwise in accordance with this Code, Section 206 of the Advisers Act and Rule 17j-1; for example, such transactions would normally include purchases or sales of:

                           (a) SECURITIES OF COMPANIES WITH A MARKET CAPITALIZATION IN EXCESS OF $1 BILLION, IF THE FIRM IS NOT CONSIDERING FOR PURCHASE OR SALE, OR CURRENTLY PURCHASING OR SELLING, THE SECURITY(IES) FOR THE FUND OR OTHER INVESTMENT COMPANY WHICH THE FIRM ADVISES;

                           (b) up to $25,000 principal amount of a fixed income security or 100 shares of an equity security within any three-consecutive month period (all trades within a three-consecutive month period shall be integrated to determine the availability of this exemption);

                           (c) up to 1,000 shares of a security which is being considered for purchase or sale by the Fund OR OTHER INVESTMENT COMPANY WHICH THE FIRM ADVISES (but not then being purchased or sold) if the issuer has a market capitalization of over $1 billion and if the proposed acquisition or disposition by the Firm or the Fund is less than one percent of the class outstanding as shown by the most recent report or statement published by the issuer, or less than one percent of the average weekly reported volume of trading in such securities on all national securities exchanges and/or reported through the automated quotation system of a registered securities association, during the four calendar weeks prior to the individual's personal securities transaction; or

                           (d) any amount of securities if the proposed acquisition or disposition by the Firm or the Fund is in the amount of 1,000 or less shares and the security is listed on a national securities exchange or the National Association of Securities Dealers Automated Quotation System.

         D. COMPLIANCE PROCEDURES

             (1) PRE-CLEARANCE

             All access persons shall receive prior written approval (Exhibit E) from the Firm's Compliance Officer, or other officer designated by the Fund's Board of Directors before purchasing or selling securities.

         Procedures implemented herein to pre-clear the securities transactions of access persons shall not apply to a director of the Fund who is not an "interested person" of the Fund as defined in this Code, except where such director knew or, in the ordinary course of fulfilling his official duties as a director of the Fund, should have known that during the 15-day period immediately preceding or after the date of the transaction in a security by the director, such security is or was purchased or sold by the Fund or such purchase or sale by the Fund is or was considered by the Fund.

         Purchases or sales of securities which are not eligible for purchase or sale by the Firm or the Fund or any portfolio of the Firm or the Fund that serves as the basis of the individual's "access person" status shall be entitled to clearance automatically from the Firm's Compliance Officer. This provision shall not relieve any access person from compliance with pre-clearance procedures.

         (2) DISCLOSURE OF PERSONAL HOLDINGS

         All investment personnel shall disclose to the Firm's Compliance Officer all personal securities holdings upon the later of commencement of employment or adoption of this Code of Ethics and thereafter on an annual basis as of December 31. This initial report shall be made on the form attached as Exhibit A and shall be delivered to the Firm's Compliance Officer and, upon request, to the Compliance Officer of the Fund.

         (3) CERTIFICATION OF COMPLIANCE WITH CODE OF ETHICS

                           (a) Every access person shall certify annually that:

                                    (i)      they have read and understand the
                                             Code of Ethics and recognize that
                                             they are subject thereto;

                                    (ii)     they have complied with the
                                             requirements of the Code of Ethics;
                                             and

                                    (iii)   they have reported all personal
                                            securities transactions required to
                                            be reported pursuant to the
                                            requirements of the Code of Ethics.

         The annual report shall be made on the form attached as Exhibit B and delivered to the Firm's Compliance Officer, and upon request to the Compliance Officer of the Fund.

         (4) REPORTING REQUIREMENTS

                           (a) Every access person shall report to the Firm's Compliance Officer, and upon request to the Compliance Officer of the Fund, the information described in, Sub-paragraph
                                    (4)(b) of this Section with respect to
                                    transactions in any security in which such person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership in the security; provided, however, that an access person shall not be required to make a report with respect to transactions effected for any account over which such person does not have any direct or indirect influence.

                           (b) Reports required to be made under this Paragraph (4) shall be made not later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected. Every access person shall be required to submit a report for all periods, including those periods in which no securities transactions were effected. A report shall be made on the form attached hereto as Exhibit C or on any other form containing the following information:

                                    (i)      the date of the transaction, the
                                             title and the number of shares, and
                                             the principal amount of each
                                             security involved;

                                    (ii)     the nature of the transaction
                                             (i.e., purchase, sale or any other
                                             type of acquisition or
                                             disposition);

                                    (iii)    the price at which the transaction
                                             was effected; and

                                    (iv)    the name of the broker, dealer or
                                            bank with or through whom the
                                            transaction was effected.

                                    Duplicate copies of the broker confirmation of all personal transactions and copies of periodic statements for all securities accounts may be appended to Exhibit C to fulfill the reporting requirement.

                           (c) Any such report may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the security to which the report relates.

                           (d) The Firm's Compliance Officer shall notify each access person (for whom such Compliance Officer is responsible) that he or she is subject to these reporting requirements, and shall deliver a copy of this Code of Ethics to each such person upon request.

                           (e) The Firm's Compliance Officer shall submit a certification to the Compliance Officer of the Fund within fifteen days after the end of each calendar quarter indicating that the appropriate procedures were followed and further indicating whether any compliance violations were noted with respect to this Code of Ethics. If any violation was noted, the Firm's Compliance Officer must provide supporting documentation explaining the violation and what steps have or will be taken to avoid its recurrence.

                           (f) With respect to the reports required pursuant to Sub-paragraph (4)(b) of this Section for the Firm's Compliance Officer, such reports must be reviewed by a principal of the Firm, other than said Compliance Officer.

                           (g) Reports submitted to the Firm or the Fund pursuant to this Code of Ethics shall be confidential and shall be provided only to the officers and directors of the Firm or the Fund, Firm/Fund counsel or regulatory authorities upon appropriate request.

                           (h) Each director who is not an "interested person" of the Fund as defined in the Act need only report a transaction in a security if such director, at the time of that transaction knew, or, in the ordinary course of fulfilling his official duties as a director, should have known that, during the 15-day period immediately preceding or after the date of the transaction by the director, such security was purchased or sold by the Fund or was being considered for purchase by the Fund or by its investment adviser or sub-investment adviser. Such reports will include the information described in Sub-paragraph (4)(b) of this Section.

         (5) CONFLICT OF INTEREST

         Every access person shall notify the Firm's Compliance Officer of any personal conflict of interest relationship which may involve the Firm's clients or the Fund, such as the existence of any economic relationship between their transactions and securities held or to be acquired by any portfolio of the Firm. Such notification shall occur in the pre-clearance process.

         E.       REPORTING OF VIOLATIONS TO THE BOARD OF DIRECTORS

         (1) The Firm's Compliance Officer shall promptly report to the Firm's Board of Directors and the Fund's Compliance Officer any and all apparent violations of this Code of Ethics and the reporting requirements thereunder.

         (2) The Board of Directors, or a Committee of Directors created by the Board of Directors for that purpose, shall consider reports made to the Board of Directors hereunder and shall determine whether or not this Code of Ethics has been violated and what sanctions, if any, should be imposed.

         F.       ANNUAL REPORTING TO THE BOARD OF DIRECTORS

         (1) The Firm's Compliance Officer shall prepare an annual report relating to this Code of Ethics to the Fund's Compliance Officer. Such annual report shall:

                           (a) summarize existing procedures concerning personal investing and any changes in the procedures made during the past year;

                           (b)      identify any violations requiring
                                    significant remedial action during the past year; and

                           (c) identify any recommended changes in the existing restrictions or procedures based upon the Fund's experience under its Code of Ethics, evolving industry practices or developments in applicable laws or regulations.

The Fund's Compliance Officer will prepare a similar report to the Fund's Board of Directors.

    G.   SANCTIONS

         Upon discovering a violation of this Code, the Board of Directors may impose such sanctions as they deem appropriate, including, among other things, a letter of censure or suspension or termination of the employment of the violator.

    H.   RETENTION OF RECORDS

         The Firm shall maintain the following records as required under Rule 17j-l

                           (a) a copy of any Code of Ethics in effect within the most recent five years;

                           (b) a list of all persons required to make reports hereunder within the most recent five years, as shall be updated by the Firm's Compliance Officer;

                           (c) a copy of each report made by an access person hereunder for a period of five years from the end of the fiscal year in which it was made;

                           (d)      each memorandum made by the Firm's
                                    Compliance Officer hereunder, for a period of five years from the end of the fiscal year in which it was made; and

                           (e) a record of any violation hereof and any action taken as a result of such violation, for a period of five years following the end of the fiscal year in which the violation occurred.

Dated: November 22, 1998

                                                                       Exhibit A


           UAM FUNDS, INC. AND NWQ INVESTMENT MANAGEMENT COMPANY, INC.
                                 CODE OF ETHICS

                     INITIAL REPORT OF INVESTMENT PERSONNEL

To the Compliance Officer of NWQ Investment Management Company, Inc.

         1. I hereby acknowledge receipt of a copy of the Code of Ethics for NWQ Investment Management Company, Inc. (the "Firm"). I understand the Code incorporates the provisions of the Code of Ethics of UAM Funds, Inc. (the "Fund").

         2. I have read and understand the Code and recognize that I am subject thereto in the capacity of "Investment Personnel."

         3. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Firm's clients or the Fund, such as any economic relationship between my transactions and securities held or to be acquired by the Firm's clients or the Fund or any of its portfolios.

         4. As of the date below I had a direct or indirect beneficial ownership in the following securities:

         =================================================================================================
                                                                               TYPE OF INTEREST
               NAME OF SECURITIES               NUMBER OF SHARES             (DIRECT OR INDIRECT)
               ------------------               ----------------             --------------------
         -------------------------------------------------------------------------------------------------

         -------------------------------------------------------------------------------------------------

         -------------------------------------------------------------------------------------------------

         -------------------------------------------------------------------------------------------------

         -------------------------------------------------------------------------------------------------

         -------------------------------------------------------------------------------------------------

         -------------------------------------------------------------------------------------------------

         -------------------------------------------------------------------------------------------------

         -------------------------------------------------------------------------------------------------

         =================================================================================================


NOTE: Do NOT report transactions in U.S. Government securities, bankers' acceptances, bank certificates of deposit, commercial paper and registered open-end investment companies (mutual funds).

Date:___________________________    Signature:__________________________________
     (First date of investment
         personnel status)                    Print Name:_______________________

                                              Title:____________________________

                                              Employer's Name:__________________

Date:___________________________    Signature:__________________________________
                          Compliance Officer

                                                                       Exhibit B

           UAM FUNDS, INC. AND NWQ INVESTMENT MANAGEMENT COMPANY, INC

                                 CODE OF ETHICS

                         ANNUAL REPORT OF ACCESS PERSONS

To the Compliance Officer of NWQ Investment Management Company, Inc.:

         1. I have read and understand the Code and recognize that I am subject thereto in the capacity of an "Access Person."

         2. I hereby certify that, during the year ended December 31, 19__, I have complied with the requirements of the Code and I have reported all securities transactions required to be reported pursuant to the Code.

         3. I hereby certify that I have not disclosed pending "buy" or "sell" orders for a portfolio of the Fund to any employees of any other Management Company (as defined in the Code), except where the disclosure occurred subsequent to the execution or withdrawal of an order.

         4. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Firm's clients or the Fund, such as any economic relationship between my transactions and securities held or to be acquired by the Firm's clients or the Fund or any of its portfolios.

         5. Only access persons who are also investment personnel complete this item. As of December 31, 19__, I had a direct or indirect beneficial ownership in the following securities:

                  =========================================================================================
                                                                                   TYPE OF INTEREST
                       NAME OF SECURITIES             NUMBER OF SHARES           (DIRECT OR INDIRECT)
                       ------------------             ----------------           --------------------
                  -----------------------------------------------------------------------------------------

                  -----------------------------------------------------------------------------------------

                  -----------------------------------------------------------------------------------------

                  -----------------------------------------------------------------------------------------

                  -----------------------------------------------------------------------------------------

                  -----------------------------------------------------------------------------------------

                  -----------------------------------------------------------------------------------------

                  -----------------------------------------------------------------------------------------

                  -----------------------------------------------------------------------------------------

                  =========================================================================================

NOTE: Do NOT report transactions in U.S. Government securities, bankers' acceptances, bank certificates of deposit, commercial paper and registered open-end investment companies (mutual funds).


Date:___________________________    Signature:__________________________________

                                              Print Name:_______________________

                                              Title:____________________________

                                              Employer's Name:__________________

Date:___________________________    Signature:__________________________________

                                                                       Exhibit C


           UAM FUNDS, INC. AND NWQ INVESTMENT MANAGEMENT COMPANY, INC

                                 ACCESS PERSONS

    Securities Transactions Report For the Calendar Quarter Ended: _________

     To the Compliance Officer of NWQ Investment Management Company, Inc. (the "Firm") with a copy to the Compliance Officer of UAM Funds, Inc. (the "Fund") upon request:

          During the quarter referred to above, the following transactions were effected in securities of which I had, or by reason of such transaction acquired, direct or indirect beneficial ownership, and which are required to be reported pursuant to the Code of Ethics adopted by the Firm.

====================================================================================================================================
    SECURITY            DATE OF           NO. OF           DOLLAR              NATURE OF           PRICE          BROKER/DEALER
                      TRANSACTION         SHARES         AMOUNT OF            TRANSACTION                        OR BANK THROUGH
                                                        TRANSACTION        (Purchase, Sale,                       WHOM EFFECTED
                                                                                Other)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================


         This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) excludes other transactions not required to be reported, and (iii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

         Except as noted on the reverse side of this report, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Firm's clients or the Fund, such as the existence of any economic relationship between my transactions and securities held or to be acquired by the Firm's clients or the Fund or any of its Series.

         NOTE: Do NOT report transactions in U.S. Government securities, bankers' acceptances, bank certificates of deposit, commercial paper and registered open-end investment companies (mutual funds).

Date:___________________________    Signature:__________________________________

                                              Print Name:_______________________

                                              Title:____________________________

                                              Employer's Name:__________________

Date:___________________________    Signature:__________________________________
                          Compliance Officer

                                                                       Exhibit D


           UAM FUNDS, INC. AND NWQ INVESTMENT MANAGEMENT COMPANY, INC



          Securities Transactions Report Relating to Short-Term Trading
                      (see Section B(2)(d), Code of Ethics)

        For the Sixty-Day Period from ______________ to ________________:

To the Compliance Officer of NWQ Investment Management Company, Inc. on behalf of UAM Funds, Inc. ("the Fund"):

         During the 60 calendar day period referred to above, the following purchases and sales, or sales and purchases, of the same (or equivalent) securities were effected or are proposed to be effected in securities of which I have, or by reason of such transaction acquired, direct or indirect beneficial ownership.

====================================================================================================================================
    SECURITY            DATE OF           NO. OF           DOLLAR              NATURE OF           PRICE          BROKER/DEALER
                      TRANSACTION         SHARES         AMOUNT OF            TRANSACTION           (OR          OR BANK THROUGH
                     (OR PROPOSED                       TRANSACTION        (Purchase, Sale,       PROPOSED        WHOM EFFECTED
                      TRANSACTION)                                              Other)             PRICE)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

         This report (i) excludes transactions with respect to which I have or had no direct or indirect influence or control, (ii) excludes other transactions not required to be reported, and (iii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

         WITH RESPECT TO THE (1) PORTFOLIO(S) OF THE FIRM'S CLIENTS AND/OR THE FUND THAT SERVES AS THE BASIS FOR MY "INVESTMENT PERSONNEL" STATUS WITH THE FIRM AND/OR THE FUND (THE "PORTFOLIOS"); AND (2) TRANSACTIONS IN THE SECURITIES SET FORTH IN THE TABLE ABOVE, I HEREBY CERTIFY THAT:

         (a) I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Portfolios, such as frontrunning transactions or the existence of any economic relationship between my transactions and securities held or to be acquired by the Portfolios;

         (b) such securities, including securities that are economically related to such securities, involved in the transaction are not (i) being considered for purchase or sale by the Portfolios, or (ii) being purchased or sold by the Portfolios; and

         (c)      are in compliance with the Code of Ethics of the Firm.


Date:___________________________    Signature:__________________________________

                                    Print Name:_________________________________

                                    Title:______________________________________

                                    Employer's Name:____________________________




================================================================================

     In accordance with the provisions of Section B(2)(d) of the Code of Ethics of the Firm, the transaction proposed to be effected as set forth in this Report is:


Authorized:     [ ]

Unauthorized:   [ ]


Date:___________________________    Signature:
                                    Compliance Officer


================================================================================

                                    EXHIBIT E

              UAM FUNDS, INC. AND NWQ INVESTMENT MANAGEMENT COMPANY

                    PRE-CLEARANCE TRADING AUTHORIZATION FORM

Date: ________________________      Employee Name:______________________________

Security:____________________________                Number of Shares: _________

Buy, Sell or Other  (Circle One; if other explain)______________________________

Date of Last Fund Trade (no trading allowed +7 or - 2 days): ________________

Proposed Price Per Share: _________ Dollar Amount of Proposed Transaction ______

Name of Broker to be Used for Proposed Transaction: ____________________________

Is transaction within 60 days of prior transaction in same or equivalent security? No ___ Yes ____
(If yes, please attach Exhibit D which also must be approved)

Employee Signature: __________________________________


================================================================================


Authorization: (Any ONE below)

Yes ____ No  ____    __________________________    __________   ________
                       Tom Laird                   Date         Security active?


Yes ____ No  ____    __________________________    __________   ________
                       E.C. "Ted" Friedel          Date         Security active?


Yes ____ No  ____    __________________________    __________   ________
                       David Polak                 Date         Security active?

                             EXHIBIT E -OPTION TRADE

              UAM FUNDS, INC. AND NWQ INVESTMENT MANAGEMENT COMPANY

                    PRE-CLEARANCE TRADING AUTHORIZATION FORM

Date: ________________________      Employee Name:______________________________

(circle)     Buy      Sell      Short

Option: ________________________  # of Calls____# of Puts_____Strike: $________

Expiration: JAN  FEB   MAR   APR   MAY   JUN   JLY   AUG   SEP   OCT   NOV   DEC
(circle)
Proposed Price Per Option: _________     Total of Proposed Transaction  $_______

Name of Broker to be Used for Proposed Transaction: ____________________________

Is transaction within 60 days of prior transaction in same or equivalent security? No ___ Yes ____
(If yes, please attach Exhibit D which also must be approved)

Employee Signature: __________________________________



================================================================================

Authorization: (Any ONE below)

Yes ___ No  ____    ____________________________    __________   ________
                       Tom Laird                    Date         On Active List?

Yes ___ No  ____    ____________________________    __________   ________
                       E.C. "Ted" Friedel           Date         On Active List?

Yes ___ No  ____    ____________________________    __________   ________
                       David Polak                  Date         On Active List?

                           PERSONAL INVESTMENT POLICY
                                       FOR
                 SSB CITI ASSET MANAGEMENT GROUP - NORTH AMERICA
                   AND CERTAIN REGISTERED INVESTMENT COMPANIES

SSB Citi Asset Management Group ("SSB Citi")1, and those U.S.-registered investment companies advised or managed by SSB Citi that have adopted this policy ("Funds"), have adopted this policy on securities transactions in order to accomplish two goals: first, to minimize conflicts and potential conflicts of interest between employees of SSB Citi and SSB Citi's clients (including the Funds), and between Fund directors or trustees and their Funds, and SECOND, to provide policies and procedures consistent with applicable law, including Rule 17j-1 under the Investment Company Act of 1940, to prevent fraudulent or manipulative practices with respect to purchases or sales of securities held or to be acquired by client accounts. ALL U.S. EMPLOYEES OF SSB CITI, INCLUDING EMPLOYEES WHO SERVE AS FUND OFFICERS OR DIRECTORS, AND ALL DIRECTORS OR TRUSTEES ("DIRECTORS") OF EACH FUND, ARE COVERED PERSONS UNDER THIS POLICY. OTHER COVERED PERSONS ARE DESCRIBED IN SECTION II BELOW.

I. STATEMENT OF PRINCIPLES - All SSB Citi employees owe a fiduciary duty to SSB Citi's clients when conducting their personal investment transactions. Employees must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All Fund directors owe a fiduciary duty to each Fund of which they are a director and to that Fund's shareholders when conducting their personal investment transactions. At all times and in all matters Fund directors shall place the interests of their Funds before their personal interests. The fundamental standard to be followed in personal securities transactions is that Covered Persons may not take inappropriate advantage of their positions.

         All personal securities transactions by Covered Persons shall adhere to the requirements of this policy and shall be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of the person's position of trust and responsibility. While this policy is designed to address both identified conflicts and potential conflicts, it cannot possibly be written broadly enough to cover all potential situations. In this regard, Covered Persons are expected to adhere not only to the letter, but also the spirit of the policies contained herein.

         Employees are reminded that they also are subject to other Citigroup policies, including policies on insider trading, the purchase and sale of securities listed on any applicable SSB Citi restricted list, the receipt of gifts and service as a director of a publicly traded company. EMPLOYEES MUST NEVER TRADE IN A SECURITY OR COMMODITY WHILE IN POSSESSION OF MATERIAL, NON-PUBLIC INFORMATION ABOUT THE ISSUER OR THE MARKET FOR THOSE SECURITIES OR COMMODITIES, EVEN IF THE EMPLOYEE HAS SATISFIED ALL OTHER REQUIREMENTS OF THIS POLICY.

         The reputation of SSB Citi and its employees for straightforward practices and integrity is a priceless asset, and all employees have the duty and obligation to support and maintain it when conducting their personal securities transactions.


1   The investment advisory entities of SSB Citi covered by this policy include:
Salomon Brothers Asset Management Inc.; SSB Citi Fund Management LLC; Smith Barney Asset Management Division of Salomon Smith Barney Inc.; Travelers Investment Management Company; and the Citibank Global Asset Management Division of Citibank, N.A. and Citicorp Trust, N.A.-California.

II. APPLICABILITY - SSB CITI EMPLOYEES - This policy applies to all U.S. employees of SSB Citi, including part-time employees. Each employee, including employees who serve as Fund officers or directors, must comply with all of the provisions of the policy applicable to SSB Citi employees unless otherwise indicated. Certain employees are considered to be "investment personnel" (i.e., portfolio managers, traders and research analysts (and each of their assistants)), and as such, are subject to certain additional restrictions outlined in the policy. All other employees of SSB Citi are considered to be "advisory personnel."

         Generally, temporary personnel and consultants working in any SSB Citi business are subject to the same provisions of the policy as full-time employees, and their adherence to specific requirements will be addressed on a case-by-case basis.

         The personal investment policies, procedures and restrictions referred to herein also apply to an employee's spouse and minor children. The policies also apply to any other account over which the employee is deemed to have BENEFICIAL OWNERSHIP. This includes: accounts of any immediate family members sharing the same household as the employee; accounts of persons or other third parties for whom the employee exercises investment discretion or gives investment advice; a legal vehicle in which the employee has a direct or indirect beneficial interest and has power over investment decisions; accounts for the benefit of a third party (e.g., a charity) which may be directed by the employee (other than in the capacity of an employee); and any account over which the employee may be deemed to have control. For a more detailed description of beneficial ownership, see Exhibit A attached hereto.

         These policies place certain restrictions on the ability of an employee to purchase or sell securities that are being or have been purchased or sold by an SSB Citi managed fund or client account. The restrictions also apply to securities that are "related" to a security being purchased or sold by an SSB Citi managed fund or client account. A "related security" is one whose value is derived from the value of another security (e.g., a warrant, option or an indexed instrument).

         FUND DIRECTORS - This policy applies to all directors of Funds that have adopted this policy. The personal investment policies, procedures and restrictions that specifically apply to Fund directors apply to all accounts and securities in which the director has direct or indirect beneficial ownership. See Exhibit A attached hereto for a more detailed description of beneficial ownership.

         SECURITIES are defined as stocks, notes, bonds, closed-end mutual funds, debentures, and other evidences of indebtedness, including senior debt, subordinated debt, investment contracts, commodity contracts, futures and all derivative instruments such as options, warrants and indexed instruments, or, in general, any interest or instrument commonly known as a "security."

III. ENFORCEMENT - It is the responsibility of each Covered Person to act in accordance with a high standard of conduct and to comply with the policies and procedures set forth in this document. SSB Citi takes seriously its obligation to monitor the personal investment activities of its employees. Any violation of this policy by employees will be considered serious, and may result in disciplinary action, which may include the unwinding of trades, disgorgement of profits, monetary fine or censure, and suspension or termination of employment. Any violation of this policy by a Fund director will be reported to the Board of Directors of the applicable Fund, which may impose such sanctions as it deems appropriate.

IV. OPENING AND MAINTAINING EMPLOYEE ACCOUNTS - All employee brokerage accounts, including spouse accounts, accounts for which the employee is deemed to have beneficial ownership, and any other accounts over which the employee and/or spouse exercise control, must be maintained either at Salomon Smith Barney ("SSB") or at Citicorp Investment Services ("CIS").2 For spouses or other persons who, by reason of their employment, are required to conduct their securities, commodities or other financial transactions in a manner inconsistent with this policy, or in other exceptional circumstances, employees may submit a written request for an exemption to the Compliance Department. If approval is granted, copies of trade confirmations and monthly statements must be sent to the Compliance Department. In addition, all other provisions of this policy will apply.

V. EXCLUDED ACCOUNTS AND TRANSACTIONS - The following types of accounts/transactions need not be maintained at SSB or CIS, nor are they subject to the other restrictions of this policy:

                  1. Accounts at outside mutual funds that hold only shares of open-end funds purchased directly from that fund company. NOTE: TRANSACTIONS RELATING TO CLOSED-END FUNDS ARE SUBJECT TO THE PRE-CLEARANCE, BLACKOUT PERIOD AND OTHER RESTRICTIONS OF THIS POLICY;

                  2. Estate or trust accounts in which an employee or related person has a beneficial interest, but no power to affect investment decisions. There must be no communication between the account(s) and the employee with regard to investment decisions prior to execution. THE EMPLOYEE MUST DIRECT THE TRUSTEE/BANK TO FURNISH COPIES OF CONFIRMATIONS AND STATEMENTS TO THE COMPLIANCE DEPARTMENT;

                  3. Fully discretionary accounts managed by either an internal or external registered investment adviser are permitted and may be custodied away from SSB and CIS if (i) the employee receives permission from the Regional Director of Compliance and the unit's Chief Investment Officer, and (ii) there is no communication between the manager and the employee with regard to investment decisions prior to execution. The employee must designate that copies of trade confirmations and monthly statements be sent to the Compliance Department;

                  4. Employees may participate in direct investment programs which allow the purchase of securities directly from the issuer without the intermediation of a broker/dealer provided that the timing and size of the purchases are established by a pre-arranged, regularized schedule (e.g., dividend reinvestment plans). Employees must pre-clear the transaction at the time that the dividend reinvestment plan is being set up. Employees also must provide documentation of these arrangements and direct periodic (monthly or quarterly) statements to the Compliance Department; and

                  5. In addition to the foregoing, the following types of securities are exempted from pre-clearance, blackout periods, reporting and short-term trading requirements: open-ended mutual funds; open-end unit investment trusts; U.S. Treasury bills, bonds and notes; mortgage pass-throughs (e.g. Ginnie Maes) that are direct obligations of the U.S. government; bankers acceptances; bank


2    This requirement will become effective as to all employees on a date to be determined by the Compliance Department and may be subject to a phase-in implementation process.

                           certificates of deposit; commercial paper; and high quality short-term debt instruments (meaning any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization, such as S&P or Moody's), including repurchase agreements.

VI. SECURITIES HOLDING PERIOD/SHORT-TERM TRADING - Securities transactions must be for investment purposes rather than for speculation. Consequently, employees may not profit from the purchase and sale, or sale and purchase, of the same or equivalent securities within sixty
         (60) calendar days, calculated on a First In, First Out (FIFO) basis (i.e., the security may be sold on the 61st day). Citigroup securities received as part of an employee's compensation are not subject to the 60-day holding period. All profits from short-term trades are subject to disgorgement. However, with the prior written approval of both a Chief Investment Officer and the Regional Director of Compliance, and only in rare and/or unusual circumstances, an employee may execute a short-term trade that results in a significant loss or in break-even status.

VII. PRE-CLEARANCE - All SSB Citi employees must pre-clear all personal securities transactions (see Section V for a listing of accounts, transactions and securities that do not require pre-clearance). A copy of the pre-clearance form is attached as Exhibit B. IN ADDITION, EMPLOYEES ARE PROHIBITED FROM ENGAGING IN MORE THAN TWENTY (20) TRANSACTIONS IN ANY CALENDAR MONTH, EXCEPT WITH PRIOR WRITTEN APPROVAL FROM THEIR CHIEF INVESTMENT OFFICER, OR DESIGNEE. A transaction must not be executed until the employee has received the necessary approval. Pre-clearance is valid only on the day it is given. If a transaction is not executed on the day pre-clearance is granted, it is required that pre-clearance be sought again on a subsequent day (i.e., open orders, such as limit orders, good until cancelled orders and stop-loss orders, must be pre-cleared each day until the transaction is effected). In connection with obtaining approval for any personal securities transaction, employees must describe in detail any factors which might be relevant to an analysis of the possibility of a conflict of interest. Any trade that violates the pre-clearance process may be unwound at the employee's expense, and the employee will be required to absorb any resulting loss and to disgorge any resulting profit.

         In addition to the foregoing, the CGAM NA Director of Global Equity Research, or his designate, must approve all personal securities transactions for members of the CGAM Research Department prior to pre-clearance from the Compliance Department as set forth in this section. Pre-approval by the Director of Research, or his designate, is in addition to and does not replace the requirement for the pre-clearance of all personal securities transactions.

VIII. BLACKOUT PERIODS - No Covered Person shall purchase or sell, directly or indirectly, any security in which he/she has, or by reason of the transaction acquires, any direct or indirect beneficial ownership if he/she has knowledge at the time of such transaction that the security is being purchased or sold, or is being considered for purchase or sale, by a managed fund or client account or in the case of a Fund director, by the director's Fund. In addition, the following Blackout Periods apply to the categories of SSB Citi employees listed below:

            1. PORTFOLIO MANAGERS AND PORTFOLIO MANAGER ASSISTANTS - may not buy or sell any securities for personal accounts seven (7) calendar days before or after managed funds or client accounts he/she manages trade in that security.

            2. TRADERS AND TRADER ASSISTANTS - may not buy or sell any securities for personal accounts three (3) calendar days before or seven (7) calendar days after managed funds or client accounts he/she executes trades for trade in that security.

            3. RESEARCH ANALYSTS AND RESEARCH ASSISTANTS - may not buy or sell any securities for personal accounts: seven (7) calendar days before or after the issuance of or a change in any recommendation; or seven (7) calendar days before or after any managed fund or client account about which the employee is likely to have trading or portfolio information (as determined by the Compliance Department) trades in that security.

            4. ADVISORY PERSONNEL (see Section II for details) - may not buy or sell any securities for personal accounts on the same day that a managed fund or client account about which the employee is likely to have trading or portfolio information (as determined by the Compliance Department) trades in that security.

            5. UNIT TRUST PERSONNEL - all employees assigned to the Unit Trust Department are prohibited from transacting in any security when a SSB Citi-sponsored Unit Trust portfolio is buying the same (or a related) security, until seven business days after the later of the completion of the accumulation period or the public announcement of the trust portfolio. Similarly, all UIT employees are prohibited from transacting in any security held in a UIT (or a related security) seven business days prior to the liquidation period of the trust.

            Employees in categories 1, 2 and 5 above may also be considered Advisory Personnel for other accounts about which the employee is likely to have trading or portfolio information (as determined by the Compliance Department).

            Any violation of the foregoing provisions will require the employee's trade to be unwound, with the employee absorbing any resulting loss and disgorging any resulting profit. Advisory personnel are subject to the unwinding of the trade provision; however, they may not be required to absorb any resulting loss (at the discretion of the Compliance Department and the employee's supervisor). Please be reminded that, regardless of the provisions set forth above, all employees are always prohibited from effecting personal securities transactions based on material, non-public information.

            Blackout period requirements shall not apply to any purchase or sale, or series of related transactions involving the same or related securities, involving 500 or fewer shares in the aggregate if the issuer has a market capitalization (outstanding shares multiplied by the current price per share) greater than $10 billion and is listed on a U.S. Stock Exchange or NASDAQ. NOTE:
            PRE-CLEARANCE IS STILL REQUIRED. Under certain circumstances, the Compliance Department may determine that an employee may not rely upon this "Large Cap/De Minimis" exemption. In such a case, the employee will be notified prior to or at the time the pre-clearance request is made.

IX. PROHIBITED TRANSACTIONS - The following transactions by SSB Citi employees are prohibited without the prior written approval from the Chief Investment Officer, or designee, and the Regional Compliance
         Director:

            1.  The purchase of private placements; and

            2. The acquisition of any securities in an initial public offering (new issues of municipal debt securities may be acquired subject to the other requirements of this policy (e.g., pre-clearance).)

X. TRANSACTIONS IN OPTIONS AND FUTURES - SSB Citi employees may buy or sell derivative instruments such as individual stock options, options and futures on indexes and options and futures on fixed-income securities, and may buy or sell physical commodities and futures and forwards on such commodities. These transactions must comply with all of the policies and restrictions described in this policy, including pre-clearance, blackout periods, transactions in Citigroup securities and the 60-day holding period. However, the 60-day holding period does not apply to individual stock options that are part of a hedged position where the underlying stock has been held for more than 60 days and the entire position (including the underlying security) is closed out.

XI. PROHIBITED RECOMMENDATIONS - No Covered Person shall recommend or execute any securities transaction by any managed fund or client account, or, in the case of a Fund director, by the director's Fund, without having disclosed, in writing, to the Chief Investment Officer, or designee, any direct or indirect interest in such securities or issuers, except for those securities purchased pursuant to the "Large Cap/De Minimis" exemption described in Section VIII above. Prior written approval of such recommendation or execution also must be received from the Chief Investment Officer, or designee. The interest in personal accounts could be in the form of:

            1. Any direct or indirect beneficial ownership of any securities of such issuer;

            2.  Any contemplated transaction by the person in such securities;

            3.  Any position with such issuer or its affiliates; or

            4. Any present or proposed business relationship between such issuer or its affiliates and the person or any party in which such person has a significant interest.

XII. TRANSACTIONS IN CITIGROUP SECURITIES - Unless an SSB Citi employee is a member of a designated group subject to more restrictive provisions, or is otherwise notified to the contrary, the employee may trade in Citigroup securities without restriction (other than the pre-clearance and other requirements of this policy), subject to the limitations set forth below.

                Employees whose jobs are such that they know about Citigroup's quarterly earnings prior to release may not engage in any transactions in Citigroup securities during the "blackout periods" beginning on the first day of a calendar quarter and ending on the second business day following the release of earnings for the prior quarter. Members of the SSB Citi Executive Committee and certain other senior SSB Citi employees are subject to these blackout periods.

                Stock option exercises are permitted during a blackout period (but the simultaneous exercise of an option and sale of the underlying stock is prohibited). With regard to exchange traded options, no transactions in Citigroup options are permitted except to close or roll an option position that expires during a blackout period. Charitable contributions of Citigroup securities may be made during the blackout period, but an individual's private foundation may not sell donated Citigroup common stock during the blackout period. "Good `til cancelled" orders on Citigroup stock must be cancelled before entering a blackout period and no such orders may be entered during a blackout period.

                No employee may engage at any time in any personal transactions in Citigroup securities while in possession of material non-public information. Investments in Citigroup securities must be made with a long-term orientation rather than for speculation or for the generation of short-term trading profits. In addition, please note that employees may not engage in the following transactions:

                 /diamond/ Short sales of Citigroup securities;

                 /diamond/ Purchases or sales of options ("puts" or "calls") on
                           Citigroup securities, except writing a covered call at a time when the securities could have been sold under this policy;

                 /diamond/ Purchases or sales of futures on Citigroup
                           securities; or

                 /diamond/ Any transactions relating to Citigroup securities that might reasonably appear speculative.

                  The number of Citigroup shares an employee is entitled to in the Citigroup Stock Purchase Plan is not treated as a long stock position until such time as the employee has given instructions to purchase the shares of Citigroup. Thus, employees are not permitted to use options to hedge their financial interest in the Citigroup Stock Purchase Plan.

                  Contributions into the firm's 401(k) Plan are not subject to the restrictions and prohibitions described in this policy.

XIII. ACKNOWLEDGEMENT AND REPORTING REQUIREMENTS - SSB CITI EMPLOYEES - All new SSB Citi employees must certify that they have received a copy of this policy, and have read and understood its provisions. In addition, all SSB Citi employees must:

            1. Acknowledge receipt of the policy and any modifications thereof, in writing (see Exhibit C for the form of Acknowledgement);

            2. Within 10 days of becoming an SSB Citi employee, disclose in writing all information with respect to all securities beneficially owned and any existing personal brokerage relationships (employees must also disclose any new brokerage relationships whenever established). Such information should be provided on the form attached as Exhibit D;

            3. Direct their brokers to supply, on a timely basis, duplicate copies of confirmations of all personal securities transactions (NOTE: THIS REQUIREMENT MAY BE SATISFIED THROUGH THE TRANSMISSION OF AUTOMATED FEEDS);

            4. Within 10 days after the end of each calendar quarter, provide information relating to securities transactions executed during the previous quarter for all securities accounts (NOTE: THIS REQUIREMENT MAY BE SATISFIED THROUGH THE TRANSMISSION OF AUTOMATED FEEDS);

            5. Submit an annual holdings report containing similar information that must be current as of a date no more than 30 days before the report is submitted, and confirm at least annually all brokerage relationships and any and all outside business affiliations (NOTE: THIS REQUIREMENT MAY BE SATISFIED THROUGH THE TRANSMISSION OF AUTOMATED FEEDS OR THE REGULAR RECEIPT OF MONTHLY BROKERAGE STATEMENTS); and

            6. Certify on an annual basis that he/she has read and understood the policy, complied with the requirements of the policy and that he/she has pre-cleared and disclosed or reported all personal securities transactions and securities accounts required to be disclosed or reported pursuant to the requirements of the policy.

         FUND DIRECTORS - Fund Directors shall deliver the information required by Items 1 through 4 of the immediately preceding paragraph, except that a Fund director who is not an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, and who would be required to make reports solely by reason of being a Fund Director, is not required to make the initial and annual holdings reports required by Item 2. Also, a "non-interested" Fund Director need not supply duplicate copies of confirmations of personal securities transactions required by Item 3, and need only make the quarterly transactions reports required by Item 3 as to any security if at the time of a transaction by the Director in that security, he/she knew or in the ordinary course of fulfilling his/her official duties as a Fund Director should have known that, during the 15-day period immediately preceding or following the date of that transaction, that security is or was purchased or sold by that Director's Fund or was being considered for purchase or sale by that Director's Fund.

         DISCLAIMER OF BENEFICIAL OWNERSHIP - The reports described in Items 2 and 3 above may contain a statement that the reports shall not be construed as an admission by the person making the reports that he/she has any direct or indirect beneficial ownership in the securities to which the reports relate.

XIV. HANDLING OF DISGORGED PROFITS - Any amounts that are paid/disgorged by an employee under this policy shall be donated by SSB Citi to one or more charities. Amounts donated may be aggregated by SSB Citi and paid to such charity or charities at the end of each year.

XV. CONFIDENTIALITY - All information obtained from any Covered Person pursuant to this policy shall be kept in strict confidence, except that such information will be made available to the Securities and Exchange Commission or any other regulatory or self-regulatory organization or to the Fund Boards of Directors to the extent required by law, regulation or this policy.

XVI. OTHER LAWS, RULES AND STATEMENTS OF POLICY - Nothing contained in this policy shall be interpreted as relieving any person subject to the policy from acting in accordance with the provision of any applicable law, rule or regulation or, in the case of SSB Citi employees, any statement of policy or procedure governing the conduct of such person adopted by Citigroup, its affiliates and subsidiaries.

XVII. RETENTION OF RECORDS - All records relating to personal securities transactions hereunder and other records meeting the requirements of applicable law, including a copy of this policy and any other policies covering the subject matter hereof, shall be maintained in the manner and to the extent required by applicable law, including Rule 17j-1 under the 1940 Act. The Compliance Department shall have the responsibility for maintaining records created under this policy.

XVIII. MONITORING - SSB Citi takes seriously its obligation to monitor the personal investment activities of its employees and to review the periodic reports of all Covered Persons. Employee personal investment transaction activity will be monitored by the Compliance Department. All noted deviations from the policy requirements will be referred back to the employee for follow-up and resolution (with a copy to be supplied to the employee's supervisor). Any noted deviations by Fund directors will be reported to the Board of Directors of the applicable Fund for consideration and follow-up as contemplated by Section III hereof.

XIX. EXCEPTIONS TO THE POLICY - Any exceptions to this policy must have the prior written approval of both the Chief Investment Officer and the Regional Director of Compliance. Any questions about this policy should be directed to the Compliance Department.

XX. BOARD REVIEW - Fund management and SSB Citi shall provide to the Board of Directors of each Fund, on a quarterly basis, a written report of all material violations of this policy, and at least annually, a written report and certification meeting the requirements of Rule 17j-1 under the 1940 Act.

XXI. OTHER CODES OF ETHICS - To the extent that any officer of any Fund is not a Covered Person hereunder, or an investment subadviser of or principal underwriter for any Fund and their respective access persons (as defined in Rule 17j-1) are not Covered Persons hereunder, those persons must be covered by separate codes of ethics which are approved in accordance with applicable law.

XXII. AMENDMENTS - SSB CITI EMPLOYEES - Unless otherwise noted herein, this policy shall become effective as to all SSB Citi employees on March 30, 2000. This policy may be amended as to SSB Citi employees from time to time by the Compliance Department. Any material amendment of this policy shall be submitted to the Board of Directors of each Fund for approval in accordance with Rule 17j-1 under the 1940 Act.

         FUND DIRECTORS - This policy shall become effective as to a Fund upon the approval and adoption of this policy by the Board of Directors of that Fund in accordance with Rule 17j-1 under the 1940 Act or at such earlier date as determined by the Secretary of the Fund. Any material amendment of this policy that applies to the directors of a Fund shall become effective as to the directors of that Fund only when the Board of Directors of that Fund has approved the amendment in accordance with Rule 17j-1 or at such earlier date as determined by the Secretary of the Fund.

March 15, 2000

EXHIBIT A

                       EXPLANATION OF BENEFICIAL OWNERSHIP

You are considered to have "Beneficial Ownership" of Securities if you have or share a direct or indirect "PECUNIARY INTEREST" in the Securities.

You have a "Pecuniary Interest" in Securities if you have the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the Securities.

The following are examples of an indirect Pecuniary Interest in Securities:

            1. Securities held by members of your IMMEDIATE FAMILY sharing the same household; however, this presumption may be rebutted by convincing evidence that profits derived from transactions in these Securities will not provide you with any economic benefit.

                "Immediate family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and includes any adoptive relationship.

            2. Your interest as a general partner in Securities held by a general or limited partnership.

            3. Your interest as a manager-member in the Securities held by a limited liability company.

You do NOT have an indirect Pecuniary Interest in Securities held by a corporation, partnership, limited liability company or other entity in which you hold an equity interest, UNLESS you are a controlling equityholder or you have or share investment control over the Securities held by the entity.

The following circumstances constitute Beneficial Ownership by you of Securities held by a trust:

            1. Your ownership of Securities as a trustee where either you or members of your immediate family have a vested interest in the principal or income of the trust.

            2.  Your ownership of a vested interest in a trust.

            3. Your status as a settlor of a trust, unless the consent of all of the beneficiaries is required in order for you to revoke the trust.

THE FOREGOING IS A SUMMARY OF THE MEANING OF "BENEFICIAL OWNERSHIP". FOR PURPOSES OF THE ATTACHED POLICY, "BENEFICIAL OWNERSHIP" SHALL BE INTERPRETED IN THE SAME MANNER AS IT WOULD BE IN DETERMINING WHETHER A PERSON IS SUBJECT TO THE PROVISIONS OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE RULES AND REGULATIONS THEREUNDER

                  SSB CITI ASSET MANAGEMENT GROUP ("SSB CITI")         EXHIBIT B
                        EMPLOYEE TRADE PRE-APPROVAL FORM
                                    (PAGE 1)

INSTRUCTIONS:

ALL EMPLOYEES ARE REQUIRED TO SUBMIT THIS FORM TO THE COMPLIANCE DEPARTMENT PRIOR TO PLACING A TRADE. THE COMPLIANCE DEPARTMENT WILL NOTIFY THE EMPLOYEE AS TO WHETHER OR NOT PRE-APPROVAL IS GRANTED. PRE-APPROVAL IS EFFECTIVE ONLY ON THE DATE GRANTED.

I.       EMPLOYEE INFORMATION

-------------------------------------------------------------------------------------------------------------------------------
Employee Name:                                                             Phone Number:
-------------------------------------------------------------------------------------------------------------------------------
Account Title:
-------------------------------------------------------------------------------------------------------------------------------
Account Number:
-------------------------------------------------------------------------------------------------------------------------------
Managed Account(s)/Mutual Fund(s) for which employee is a Covered Person:

-------------------------------------------------------------------------------------------------------------------------------

II.      SECURITY INFORMATION

            IPO    [ ] Yes   [ ] No      PRIVATE PLACEMENT     [ ] Yes    [ ] No

-------------------------------------------------------------------------------------------------------------------------------
     Security Name        Security Type-e.g.,    Ticker    Buy/Sell    If Sale, Date First         No.           Large Cap
                          common stock, etc.                               Acquired(1)         Shares/Units       Stock(2)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

III.     YOUR POSITION WITH THE FIRM:
       (PLEASE CHECK ONE OF THE FOLLOWING)     [ ]   Portfolio Manager /
                                                     Portfolio Manager Assistant
                                               [ ]   Research Analyst /
                                                     Research Analyst Assistant
                                               [ ]   Trader / Trader Assistant
                                               [ ]   Unit Trust Personnel
                                               [ ]   Other (Advisory Personnel)

NOTE:   o  All PORTFOLIO MANAGERS must complete the reverse side of this form.
        o All RESEARCH ANALYSTS and RESEARCH ANALYST ASSISTANTS located in CONNECTICUT MUST provide an additional form signed by RAMA KRISHNA or one of his designees.

IV.      CERTIFICATION

I CERTIFY THAT I WILL NOT EFFECT THE TRANSACTION(S) DESCRIBED ABOVE UNLESS AND UNTIL PRE-CLEARANCE APPROVAL IS OBTAINED FROM THE COMPLIANCE DEPARTMENT. I FURTHER CERTIFY THAT, EXCEPT AS DESCRIBED ON AN ATTACHED PAGE, TO THE BEST OF MY KNOWLEDGE, THE PROPOSED TRANSACTION(S) WILL NOT RESULT IN A CONFLICT OF INTEREST WITH ANY ACCOUNT MANAGED BY SSB CITI (INCLUDING MUTUAL FUNDS MANAGED BY SSB
CITI). I FURTHER CERTIFY THAT, TO THE BEST OF MY KNOWLEDGE, THERE ARE NO PENDING ORDERS FOR ANY SECURITY LISTED ABOVE OR ANY RELATED SECURITY FOR ANY MANAGED ACCOUNTS AND/OR MUTUAL FUNDS FOR WHICH I AM CONSIDERED A COVERED PERSON. THE PROPOSED TRANSACTION(S) ARE CONSISTENT WITH ALL FIRM POLICIES REGARDING EMPLOYEE PERSONAL SECURITIES TRANSACTIONS.

SIGNATURE __________________________                    DATE ___________________

-------------------------------------------------------------------------------------------------------------------------------
FOR USE BY THE COMPLIANCE DEPARTMENT
===============================================================================================================================
                             [ ]  Yes   [ ]  No                                [ ]  Yes    [ ]  No
ARE SECURITIES RESTRICTED?                             PRE-APPROVAL GRANTED?                        Reason not granted:

-------------------------------------------------------------------------------------------------------------------------------

COMPLIANCE DEPARTMENT SIGNATURE:                                               Date:                 Time:
-------------------------------------------------------------------------------------------------------------------------------

1.  All securities sold must have been held for at least 60 days.
2. For purposes of SSB Citi's personal trading policies, a Large Cap Exemption applies to transactions involving 500 or fewer shares in aggregate and the stock is one that is listed on a U.S. stock exchange or NASDAQ and whose issuer has a market capitalization (outstanding shares multiplied by current price) of more than $10 billion.

                  SSB CITI ASSET MANAGEMENT GROUP ("SSB CITI")
                    PAGE 2 - PORTFOLIO MANAGER CERTIFICATION

All portfolio managers must answer the following questions in order to obtain pre-approval. All questions must be answered or the form will be returned. If a question is not applicable, please indicate "N/A".

1. Have your client accounts purchased or sold the securities (or related securities) in the past seven calendar days?

                               Yes [ ]     No [ ]

2. Do you intend to purchase or sell the securities (or related securities) for any client accounts in the next seven calendar days?

                               Yes [ ]     No [ ]

3. Do any of your client accounts currently own the securities (or related securities)?

                               Yes [ ]     No [ ]

         3a. If yes, and you are selling the securities for your personal account, please explain why the sale of the securities was rejected for client accounts but is appropriate for your personal account:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. Have you, in the past 7 calendar days, CONSIDERED purchasing the securities (or related securities) for your client accounts?

                               Yes [ ]     No [ ]

         4a. If yes, and you are purchasing securities for your personal account, please explain why the purchase of the securities is appropriate for your account but has been rejected for your client accounts:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         4b. If no, and you are purchasing securities for your personal account, please explain why the purchase of the securities has not been considered for your client accounts:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CERTIFICATION

I certify that I will not effect the transaction(s) described above unless and until pre-clearance approval is obtained from the Compliance Department. I further certify that, except as described on an attached page, to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with any account managed by SSB Citi (including mutual funds managed by SSB
Citi). I further certify that, to the best of my knowledge, there are no pending orders for any security listed above or any related securities for any Managed Accounts and/or Mutual Funds for which I am considered a Covered Person. The proposed transaction(s) are consistent with all firm policies regarding employee personal securities transactions.


-----------------------------                          -------------------------
SIGNATURE                                              DATE


-------------------------------------------------------------------------------------------------------------------------------
FOR USE BY THE COMPLIANCE DEPARTMENT
===============================================================================================================================
                             [ ]  Yes   [ ]  No                                [ ]  Yes    [ ]  No
ARE SECURITIES RESTRICTED?                             PRE-APPROVAL GRANTED?                        Reason not granted:

-------------------------------------------------------------------------------------------------------------------------------

COMPLIANCE DEPARTMENT SIGNATURE:                                               Date:                 Time:
-------------------------------------------------------------------------------------------------------------------------------

                           PERSONAL INVESTMENT POLICY                  EXHIBIT C
                                       FOR
                 SSB CITI ASSET MANAGEMENT GROUP - NORTH AMERICA
                   AND CERTAIN REGISTERED INVESTMENT COMPANIES

                                 ACKNOWLEDGMENT

     I ACKNOWLEDGE THAT I HAVE RECEIVED AND READ THE PERSONAL INVESTMENT POLICY FOR SSB CITI ASSET MANAGEMENT GROUP - NORTH AMERICA AND CERTAIN REGISTERED INVESTMENT COMPANIES DATED MARCH 15, 2000. I UNDERSTAND THE PROVISIONS OF THE PERSONAL INVESTMENT POLICY AS DESCRIBED THEREIN AND AGREE TO ABIDE BY THEM.

                  EMPLOYEE NAME (PRINT):   __________________

                  SIGNATURE:               __________________

                  DATE:                    __________________

   -----------------------------------------------------------------------------
   SOCIAL SECURITY                           DATE OF HIRE:
   NUMBER:
   =============================================================================

   JOB FUNCTION &                            SUPERVISOR:
   TITLE:
   -----------------------------------------------------------------------------
   LOCATION:
   -----------------------------------------------------------------------------
   FLOOR AND/OR ZONE:                        TELEPHONE NUMBER:

   -----------------------------------------------------------------------------


   NASD REGISTERED EMPLOYEE (PLEASE CHECK ONE)      [ ] Yes   [ ] No

   -----------------------------------------------------------------------------
   If REGISTERED, list Registration \ License:

   -----------------------------------------------------------------------------


     THIS ACKNOWLEDGMENT FORM MUST BE COMPLETED AND RETURNED NO LATER THAN MARCH 30, 2000 TO THE COMPLIANCE DEPARTMENT - ATTENTION: VERA SANDUCCI-DENDY, 388 GREENWICH STREET, 23RD FLOOR, NEW YORK, NY 10013.

                                                                       EXHIBIT D

   SSB CITI ASSET MANAGEMENT GROUP - NORTH AMERICA PERSONAL INVESTMENT POLICY FINANCIAL SERVICES FIRM DISCLOSURE AND INITIAL REPORT OF SECURITIES HOLDINGS

THIS REPORT MUST BE SIGNED, DATED AND RETURNED WITHIN 10 DAYS OF EMPLOYMENT TO THE COMPLIANCE DEPARTMENT - ATTENTION: VERA SANDUCCI-DENDY, 388 GREENWICH STREET, 23RD FLOOR

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EMPLOYEE NAME: _______________________ DATE OF EMPLOYMENT: _____________________

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BROKERAGE ACCOUNTS:

[ ] I do not have a BENEFICIAL INTEREST in any account(s) with any financial services firm.
[ ] I maintain the following account(s) with the financial services firm(s) listed below (attach additional information if necessary-e.g., a brokerage statement). Please include the information required below for any broker, dealer or bank where an account is maintained which holds securities for your direct or indirect benefit as of the date you began your employment.

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 Name of Financial Service(s) Firm and Address    Account Title   Account Number
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SECURITIES HOLDINGS:

Complete the following (or attach a copy of your most recent statement(s)) listing all of your securities holdings, with the exception of open-ended mutual funds and U.S Government securities if:

o You own securities which are held by financial services firm(s) as described above. If you submit a copy of a statement, it must include all of the information set forth below. Please be sure to include any additional securities purchased since the date of the brokerage statement which is attached. Use additional sheets if necessary.

o Your securities are not held with a financial service(s) firm (e.g., dividend reinvestment programs).

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
Title of Security       Ticker Symbol       # of Shares      Principal Amt.     Held Since       Financial Services Firm
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
[ ]     I have no securities holdings to report.


I CERTIFY THAT I HAVE RECEIVED THE SSB CITI - NORTH AMERICA PERSONAL INVESTMENT POLICY AND HAVE READ IT AND UNDERSTOOD ITS CONTENTS. I FURTHER CERTIFY THAT THE ABOVE REPRESENTS A COMPLETE AND ACCURATE DESCRIPTION OF MY BROKERAGE ACCOUNT(S) AND SECURITIES HOLDINGS AS OF MY DATE OF EMPLOYMENT.

Signature: _________________________________  Date of Signature: _______________